---------------------------------------------- ---------------------------------- -------------------------------------------
[BEAR STEARNS LOGO]                                     October 8, 2004                      [MORGAN STANLEY LOGO]
---------------------------------------------- ---------------------------------- -------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                   ------------------------------------------

                                 $1,098,211,000
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                  AS DEPOSITOR

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                            AS MORTGAGE LOAN SELLERS

                   ------------------------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

                   ------------------------------------------

BEAR, STEARNS & CO. INC.                                                                                  MORGAN STANLEY

CO-LEAD BOOKRUNNING MANAGER                                                                  CO-LEAD BOOKRUNNING MANAGER

GOLDMAN, SACHS & CO.                                                                 WELLS FARGO BROKERAGE SERVICES, LLC

CO-MANAGER                                                                                                    CO-MANAGER

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

TRANSACTION FEATURES
--------------------
o       Sellers:

---------------------------------------------------------------------------------------------------
                                                 NO. OF    NO. OF      CUT-OFF DATE      % OF
SELLERS                                          LOANS   PROPERTIES    BALANCE ($)       POOL
---------------------------------------------------------------------------------------------------

 Wells Fargo Bank, National Association           54         57        368,424,736      31.9
 Bear Stearns Commercial Mortgage, Inc.           32         39        355,118,024      30.7
 Morgan Stanley Mortgage Capital Inc.             15         15        235,683,311      20.4
 Principal Commercial Funding, LLC                22         22        196,786,189      17.0
---------------------------------------------------------------------------------------------------
 TOTAL:                                          123         133      1,156,012,260    100.0
---------------------------------------------------------------------------------------------------

o    Loan Pool:
     o     Average Cut-off Date Balance: $9,398,474
     o     Largest Mortgage Loan by Cut-off Date Balance: $95,000,000
     o     Five largest and ten largest loans: 26.6% and 39.6% of pool, respectively
o    Credit Statistics:
     o     Weighted average debt service coverage ratio of 1.98x
     o     Weighted average current loan-to-value ratio of 60.0%; weighted average balloon loan-to-value ratio of 51.3%
o    Property Types:

[PIE CHART CONTAINING THE FOLLOWING INFORMATION OMITTED]

                                     Retail
                                     42.7%

                                     Office
                                     30.3%

                                  Multifamily
                                     11.5%

                                  Hospitality
                                      4.7%

                                   Industrial
                                      3.6%

                                  Self Storage
                                      2.3%

                                  Manufactured
                                    Housing
                                   Community
                                      2.1%

                                     Other
                                      2.8%

Notes "Other" collateral consists of Mixed Use and Leased Fee Land.

o    Call Protection: (as applicable)
     o     72.9% of the pool (79 loans) has a lockout period ranging from 24 to
           47 payments from origination, then defeasance provisions.
     o     9.4% of the pool (15 loans) has a lockout period ranging from 26 to
           60 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%.
     o     13.9% of the pool (26 loans) has a lockout period ranging from 26 to
           35 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance two years following securitization.
     o     1.2% of the pool (2 loans) is freely prepayable with the greater of yield maintenance and a prepayment premium of 1.0%.
     o     2.7% of the pool (1 loan) has a lockout period of 26 payments from origination, then defeasance provisions for 88 payments, then yield maintenance.
o    Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying
     Agent in addition to detailed payment and delinquency information.
     Information provided by the Paying Agent is expected to be available at
     www.ctslink.com/cmbs. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying
     Agent's website.
o    Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.
o    Lehman Aggregate Bond Index:  It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-2

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

OFFERED CERTIFICATES
--------------------

---------- ------------------ ----------------- ----------------- ----------- --------------- ---------------- ----------------
                INITIAL
              CERTIFICATE
              BALANCE OR                                                                      EXPECTED FINAL       INITIAL
               NOTIONAL        SUBORDINATION        RATINGS        AVERAGE      PRINCIPAL      DISTRIBUTION     PASS-THROUGH
  CLASS        AMOUNT(1)           LEVELS         (S&P/FITCH)     LIFE(2)(3)   WINDOW(2)(4)       DATE(2)          RATE(5)
---------- ------------------ ----------------- ----------------- ----------- --------------- ---------------- ----------------

A-1           $20,000,000          10.375%         AAA / AAA         0.95         1 - 21          8/13/06           [ ]%
---------- ------------------ ----------------- ----------------- ----------- --------------- ---------------- ----------------
A-2           $60,000,000          10.375%         AAA / AAA         3.61        21 - 56          7/13/09           [ ]%
---------- ------------------ ----------------- ----------------- ----------- --------------- ---------------- ----------------
A-3          $100,000,000          10.375%         AAA / AAA         5.17        56 - 77          4/13/11           [ ]%
---------- ------------------ ----------------- ----------------- ----------- --------------- ---------------- ----------------
A-4          $100,000,000          10.375%         AAA / AAA         6.73        77 - 85         12/13/11           [ ]%
---------- ------------------ ----------------- ----------------- ----------- --------------- ---------------- ----------------
A-5           $80,000,000          10.375%         AAA / AAA         8.52        85 - 113         4/13/14           [ ]%
---------- ------------------ ----------------- ----------------- ----------- --------------- ---------------- ----------------
A-6          $676,075,000          10.375%         AAA / AAA         9.82       113 - 119        10/13/14           [ ]%
---------- ------------------ ----------------- ----------------- ----------- --------------- ---------------- ----------------
X-2        $1,108,051,000 (8)          ---         AAA / AAA         6.21          ---           11/13/12       Variable Rate
---------- ------------------ ----------------- ----------------- ----------- --------------- ---------------- ----------------
B             $20,231,000           8.625%          AA / AA          9.94       119 - 119        10/13/14           [ ]%
---------- ------------------ ----------------- ----------------- ----------- --------------- ---------------- ----------------
C             $13,005,000           7.500%         AA- / AA-         9.94       119 - 119        10/13/14           [ ]%
---------- ------------------ ----------------- ----------------- ----------- --------------- ---------------- ----------------
D             $13,005,000           6.375%           A / A           9.94       119 - 119        10/13/14           [ ]%
---------- ------------------ ----------------- ----------------- ----------- --------------- ---------------- ----------------
E             $15,895,000           5.000%          A- / A-          9.95       119 - 120        11/13/14           [ ]%
---------- ------------------ ----------------- ----------------- ----------- --------------- ---------------- ----------------

----------  -------------

            CERTIFICATE
             PRINCIPAL
              TO VALUE
  CLASS       RATIO(6)
----------  -------------

A-1             53.8%
----------  -------------
A-2             53.8%
----------  -------------
A-3             53.8%
----------  -------------
A-4             53.8%
----------  -------------
A-5             53.8%
----------  -------------
A-6             53.8%
----------  -------------
X-2               ---
----------  -------------
B               54.8%
----------  -------------
C               55.5%
----------  -------------
D               56.2%
----------  -------------
E               57.0%
----------  -------------

PRIVATE CERTIFICATES (7)
--------------------

----------- ------------------ ---------------- ----------------- ----------- -------------- ---------------- -----------------
                 INITIAL
               CERTIFICATE
               BALANCE OR                                                                    EXPECTED FINAL       INITIAL
                NOTIONAL        SUBORDINATION        RATINGS      AVERAGE      PRINCIPAL     DISTRIBUTION      PASS-THROUGH
  CLASS         AMOUNT(1)          LEVELS         (S&P/FITCH)     LIFE(2)(3)  WINDOW(2)(4)       DATE(2)          RATE(5)
----------- ------------------ ---------------- ----------------- ----------- -------------- ---------------- -----------------

X-1         $1,156,012,259 (8)        ---         AAA / AAA          ---          ---             ---         Variable Rate
----------- ------------------ ---------------- ----------------- ----------- -------------- ---------------- -----------------
F              $10,115,000          4.125%        BBB+ / BBB+       10.03       120 - 120       11/13/14            [ ]%
----------- ------------------ ---------------- ----------------- ----------- -------------- ---------------- -----------------
G              $11,560,000          3.125%         BBB / BBB        10.65       120 - 144       11/13/16            [ ]%
----------- ------------------ ---------------- ----------------- ----------- -------------- ---------------- -----------------
H              $10,115,000          2.250%        BBB- / BBB-       12.82       144 - 164        7/13/18            [ ]%
----------- ------------------ ---------------- ----------------- ----------- -------------- ---------------- -----------------
J - P          $26,011,259             ---             ---            ---          ---              ---             [ ]%
----------- ------------------ ---------------- ----------------- ----------- -------------- ---------------- -----------------

-----------  -------------

              CERTIFICATE
              PRINCIPAL
              TO VALUE
  CLASS        RATIO(6)
-----------  -------------

X-1                ---
-----------  -------------
F                57.5%
-----------  -------------
G                58.1%
-----------  -------------
H                58.6%
-----------  -------------
J - P              ---
-----------  -------------

Notes:      (1)  In the case of each such Class, subject to a permitted variance of plus or minus 5%.
            (2)  Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.
            (3)  Average life is expressed in terms of years.
            (4)  Principal window is the period (expressed in terms of months and commencing with the month of December 2004) during which distributions of principal are expected to be made to the
                 holders of each designated Class.
            (5)  The Class A-1, A-2, A-3, A-4 and A-5 Certificates will accrue interest at a fixed rate. The Class A-6, B, C, D, E, F, G and H
                 Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted
                 average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage which percentage may be zero. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. The Class X-1 and X-2
                 Certificates will be collectively known as the "Class X
                 Certificates."
            (6)  Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and the Certificate Balances
                 of all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio, calculated as described herein. The
                 Class A-1, A-2, A-3, A-4, A-5 and A-6 Certificate Principal to
                 Value Ratio is calculated based upon the aggregate of the Class
                 A-1, A-2, A-3, A-4, A-5 and A-6 Certificate Balances.
            (7)  Certificates to be offered privately pursuant to Rule 144A.
            (8)  The Class X-1 and Class X-2 Notional Amounts are defined herein and in the Prospectus Supplement.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-3

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

I.  ISSUE CHARACTERISTICS
    ---------------------

Issue Type:                       Public: Classes A-1, A-2, A-3, A-4, A-5, A-6, X-2, B, C, D and E (the "Offered
                                  Certificates")

                                  Private (Rule 144A):  Classes X-1, F, G, H, J, K, L, M, N, O and P

Securities Offered:               $1,098,211,000 monthly pay, multi-class, sequential pay commercial mortgage REMIC
                                  Pass-Through Certificates, including ten principal and interest classes (Classes A-1,
                                  A-2, A-3, A-4, A-5, A-6, B, C, D and E) and one interest-only strip (Class X-2)

Sellers:                          Wells Fargo Bank, National Association, Bear Stearns Commercial Mortgage, Inc., Morgan
                                  Stanley Mortgage Capital Inc., and Principal Commercial Funding, LLC.

Co-lead Bookrunning Managers:     Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated

Co-Managers:                      Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC

Master Servicer:                  Wells Fargo Bank, National Association

Primary Servicers:                Principal Global Investors, LLC (with respect to the individual loans sold by
                                  Principal Commercial Funding, LLC); Wells Fargo Bank, National Association (with respect to the individual loans sold by it, Bear Stearns Commercial Mortgage, Inc., and Morgan Stanley Mortgage Capital Inc.).

Special Servicer:                 ARCap Servicing, Inc.

Trustee:                          LaSalle Bank National Association

Paying Agent and Registrar:       Wells Fargo Bank, National Association

Cut-Off Date:                     November 1, 2004. For purposes of the information contained in this term sheet, scheduled payments due in November 2004 with respect to mortgage loans not having payment dates on the first of each month have been deemed received on November 1,
                                  2004, not the actual day on which such scheduled payments were due.

Expected Closing Date:            On or about November 4, 2004

Distribution Dates:               The 13th of each month, commencing in December 2004 (or if the 13th is not a business day, the next succeeding business day)

Advancing:                        The Master Servicer is required to advance delinquent monthly mortgage payments to the extent recoverable. If the Master Servicer determines that a previously made advance is not recoverable, the Master Servicer will reimburse itself from the Certificate
                                  Account for the amount of the advance, plus interest. The reimbursement will be taken first from principal distributable on the Certificates and then interest. The Master
                                  Servicer has discretion to defer to later periods any reimbursements that would be taken from interest on the Certificates. Reimbursement for previously made recoverable advances deferred pursuant to a workout will be taken from principal distributable on the Certificates.

Minimum Denominations:            $25,000 for the Class A-1, A-2, A-3, A-4, A-5 and A-6 Certificates, $1,000,000
                                  notional for X-2 certificates and $100,000 for all other Offered Certificates and in multiples of $1 thereafter

Settlement Terms:                 DTC, Euroclear and Clearstream, same day funds, with accrued interest

Legal/Regulatory Status:          Classes A-1, A-2, A-3, A-4, A-5, A-6, X-2, B, C, D and E are expected to be eligible for exemptive relief under ERISA. No Class of Certificates is SMMEA eligible.

Risk Factors:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE
                                  THE "RISK FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND THE "RISK FACTORS" SECTION
                                  OF THE PROSPECTUS

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-4

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

II. STRUCTURE CHARACTERISTICS
    -------------------------

The Class A-1, A-2, A-3, A-4 and A-5 Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class A-6, B,
C, D, E, F, G and H Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage which percentage may be zero. The Class X-1 and X-2
Certificates will accrue interest at a variable rate. All Classes of
Certificates derive their cash flows from the entire pool of Mortgage Loans.

IO STRUCTURE:

[CHART REPRESENTING IO STRUCTURE OMITTED]

                                          Month    0     18     30     42     54     66     78     90     96   MATURITY

             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----     --------
Class A-1    AAA/AAA          [%]                                                                                         $20.0MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class A-2    AAA/AAA          [%]                                                                                         $60.0MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class A-3    AAA/AAA          [%]                                                                                        $100.0MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class A-4    AAA/AAA          [%]                                                                                        $100.0MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class A-5    AAA/AAA          [%]                                                                                         $80.0MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class A-6    AAA/AAA          [%]                                                                                        $676.1MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class B      AA/AA            [%]                                                                                         $20.2MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class C      AA-/AA-          [%]                                                                                         $13.0MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class D      A/A              [%]                                                                                         $13.0MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class E      A-/A-            [%]                                                                                         $15.9MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class F      BBB+/BBB+        [%]                                                                                         $10.1MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class G      BBB/BBB          [%]                                                                                         $11.6MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class H      BBB-/BBB-        [%]                                                                                         $10.1MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class J      BB+/BB+          [%]                                                                                          $2.9MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class K      BB/BB            [%]                                                                                          $4.3MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Class L      BB-/BB-          [%]                                                                                          $5.8MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
Classes M-P  B+/B+ to NR      [%]                                                                                         $13.0MM
             ----------------------------------      ----   ----   ----   ----   ----   ----   ----   ----
             [ ] X-1 + X-2 IO Strip    [ ] X-1 Notional    [ ] X-2 Notional    [ ] NR = Not Rated

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-5

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

Class X-1 and X-2 Notional Balances: The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal:

                                        o     during the period from the Closing Date through and including the
                                              Distribution Date occurring in May 2006, the sum of (a) the lesser of
                                              $45,044,000 and the Certificate Balance of the Class A-2 Certificates
                                              outstanding from time to time and (b) the aggregate of the Certificate
                                              Balances of the Class A-3, Class A-4, Class A-5, Class A-6, Class B, Class
                                              C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class
                                              L Certificates outstanding from time to time;

                                        o     during the period following the Distribution Date occurring in May 2006 through and including the Distribution Date occurring in May 2007, the sum of (a) the lesser of $89,187,000 and the Certificate Balance of the Class
                                              A-3 Certificates outstanding from time to time, (b) the aggregate of the
                                              Certificate Balances of the Class A-4, Class A-5, Class A-6, Class B,
                                              Class C, Class D, Class E, Class F and Class G Certificates outstanding from time to time and (c) the lesser of $2,386,000 and the Certificate
                                              Balance of the Class H Certificates outstanding from time to time;

                                        o     during the period following the Distribution Date occurring in May 2007 through and including the Distribution Date occurring in May 2008, the sum of (a) the lesser of $35,640,000 and the Certificate Balance of the Class
                                              A-3 Certificates outstanding from time to time, (b) the aggregate of the
                                              Certificate Balances of the Class A-4, Class A-5, Class A-6, Class B,
                                              Class C, Class D and Class E Certificates outstanding from time to time and (c) the lesser of $2,247,000 and the Certificate Balance of the Class
                                              F Certificates outstanding from time to time;

                                        o     during the period following the Distribution Date occurring in May 2008 through and including the Distribution Date occurring in May 2009, the sum of (a) the lesser of $84,995,000 and the Certificate Balance of the Class
                                              A-4 Certificates outstanding from time to time, (b) the aggregate of the
                                              Certificate Balances of the Class A-5, Class A-6, Class B and Class C
                                              Certificates outstanding from time to time and (c) the lesser of
                                              $10,913,000 and the Certificate Balance of the Class D Certificates
                                              outstanding from time to time;

                                        o     during the period following the Distribution Date occurring in May 2009 through and including the Distribution Date occurring in May 2010, the sum of (a) the lesser of $57,740,000 and the Certificate Balance of the Class
                                              A-5 Certificates outstanding from time to time, (b) the aggregate of the
                                              Certificate Balances of the Class A-6 and Class B Certificates outstanding from time to time and (c) the lesser of $5,988,000 and the Certificate
                                              Balance of the Class C Certificates outstanding from time to time;

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                          T-6

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

                                        o     during the period  following  the  Distribution  Date  occurring in May
                                              2010  through and  including  the  Distribution  Date  occurring in May
                                              2011,  the sum of (a) the  lesser  of  $7,942,000  and the  Certificate
                                              Balance of the Class A-5  Certificates  outstanding  from time to time,
                                              (b) the Certificate  Balance of the Class A-6 Certificates  outstanding
                                              from  time  to  time  and  (c)  the  lesser  of  $10,118,000   and  the
                                              Certificate  Balance of the Class B Certificates  outstanding from time to time;

                                        o     during the period following the Distribution Date occurring in May 2011 through and including the Distribution Date occurring in May 2012, the sum of (a) the lesser of $584,905,000 and the Certificate Balance of the Class
                                              A-6 Certificates outstanding from time to time;

                                        o     during the period following the Distribution Date occurring in May 2012 through and including the Distribution Date occurring in November 2012, the sum of (a) the lesser of $558,856,000 and the Certificate Balance of the Class A-6 Certificates outstanding from time to time; and

                                        o     Following the Distribution Date occurring in November 2012, $0.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                         T-7

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

Class X-1 Pass-Through Rate:         The Pass-Through Rate applicable to the Class X-1 Certificates for the initial
                                     Distribution Date will equal approximately [  ]% per annum. The Pass-Through Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-1
                                     Certificates outstanding immediately prior to the related Distribution Date
                                     (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of one of the classes of the Principal Balance Certificates. In general, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates; provided that, if a portion, but not all, of the Certificate Balance of any particular class of Principal Balance Certificates is identified under "--Certificate Balance" in the prospectus supplement as being part of the total Notional Amount of the Class
                                     X-2 Certificates immediately prior to any Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate Balance will represent one or more other separate components of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring on or before November 2012, on any particular component of the total
                                     Notional Amount of the Class X-1 Certificates immediately prior to the related
                                     Distribution Date, the applicable Class X-1 Strip Rate will be calculated as follows:

                                        o     if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate
                                              Balance also constitutes, in its entirety, a component of the total
                                              Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate
                                              for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A of the prospectus supplement and (ii) the Pass-Through Rate for such Distribution
                                              Date for such class of Principal Balance Certificates;

                                        o     if such particular component consists of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance
                                              Certificates, and if such designated portion of such Certificate Balance also constitutes a component of the total Notional Amount of the Class X-2
                                              Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the
                                              Weighted Average Net Mortgage Rate for such Distribution Date, over (b)
                                              the greater of (i) the rate per annum corresponding to such Distribution
                                              Date as set forth on Schedule A of the prospectus supplement and (ii) the
                                              Pass-Through Rate for such Distribution Date for such class of Principal
                                              Balance Certificates;

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-8

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

                                        o     if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate
                                              Balance does not, in whole or in part, also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage
                                              Rate for such Distribution Date, over (b) the Pass-Through Rate for such
                                              Distribution Date for such class of Principal Balance Certificates; and

                                        o     if such particular component consists of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance
                                              Certificates, and if such designated portion of such Certificate Balance does not also constitute a component of the total Notional Amount of the
                                              Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of
                                              (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.

                                      For any Distribution Date occurring after November 2012, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such
                                      Distribution Date will equal the excess, if any, of (a) the Weighted Average Net
                                      Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such
                                      Distribution Date for such class of Principal Balance Certificates. Under no circumstances will the Class X-1 Strip Rate be less than zero.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-9

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

Class X-2 Pass-Through Rate:
                                      Distribution Date will equal approximately [__]% per annum. The Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution Date in November
                                      2012 will equal the weighted average of the respective strip rates (the "Class X-2
                                      Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such
                                      Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified class of Principal
                                      Balance Certificates. If all or a designated portion of the Certificate Balance of any class of Principal Balance Certificates is identified above as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any
                                      Distribution Date, then that Certificate Balance (or designated portion thereof)
                                      will represent one or more separate components of the total Notional Amount of the
                                      Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring on or before
                                      November 2012, on any particular component of the total Notional Amount of the
                                      Class X-2 Certificates immediately prior to the related Distribution Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

                                         o    the lesser of (a) the rate per annum corresponding to such Distribution
                                              Date as set forth on Schedule A of the prospectus supplement and (b) the
                                              Weighted Average Net Mortgage Rate for such Distribution Date, over

                                         o    the Pass-Through Rate for such Distribution Date for the class of
                                              Principal Balance Certificates whose Certificate Balance, or a designated portion thereof, comprises such component.

                                              Under no circumstances will the Class X-2 Strip Rate be less than zero.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-10

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

Prepayment Premium Allocation:        Mortgage Loan during any particular Collection Period will be distributed to the holders of each Class of Principal Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such
                                      Distribution Date in an amount equal to the lesser of (i) such Prepayment
                                      Premium/Yield Maintenance Charge and (ii) the Prepayment Premium/Yield Maintenance
                                      Charge multiplied by the product of (a) a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that Class on the
                                      Distribution Date, and the denominator of which is the total principal distributed on that distribution date, and (b) a fraction not greater than one, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to that Class, over the relevant Discount Rate (as defined in the Prospectus
                                      Supplement), and the denominator of which is equal to the excess, if any, of the
                                      Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.

                                      The portion, if any, of the Prepayment Premium/Yield Maintenance Charge remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X-1 Certificates and Class X-2
                                      Certificates based on an [       ] ratio through the Distribution Date in
                                      [       ]. After the Distribution Date in [       ] all Prepayment Premium/Yield
                                      Maintenance charges remaining after such payments to the holders of the Principal
                                      Balance Certificates will be distributed to the Class X-1 Certificates. For the purposes of the foregoing, the Class H Certificates and below are the excluded classes.

                                     The following is an example of the Prepayment Premium Allocation under (ii) above based on the information contained herein and the following assumptions:

                                     o    Two Classes of Certificates:  Class A-2 and X

                                     o    The characteristics of the Mortgage Loan being prepaid are as follows:

                                          -   Mortgage Rate:  5.50%

                                          -   Maturity Date:  10 years

                                     o    The Discount Rate is equal to 4.00%

                                     o    The Class A-2 Pass-Through Rate is equal to 4.25%

                                                                   CLASS A CERTIFICATES
                                     -------------------------------------------------------------------------------------------
                                                                                                                 YIELD
                                                                                                              MAINTENANCE
                                                      METHOD                               FRACTION           ALLOCATION
                                                                                      --------------------  ---------------
                                                                                          CLASS A-2          CLASS A-2
                                                                                      --------------------  ---------------

                                      (Class A-2 Pass-Through Rate - Discount Rate)       (4.25%-4.00%)          16.67%
                                           -------------------------------                -------------
                                            (Mortgage Rate -  Discount Rate)              (5.50%-4.00%)

                                                                   CLASS X CERTIFICATE
                                     ---------------------------------------------------------------------------------
                                                                                                           YIELD
                                                                                                        MAINTENANCE
                                                      METHOD                          FRACTION           ALLOCATION
                                     ------------------------------------------    --------------   ------------------
                                            1 - Class A-2 YM Allocation              1 - 16.67%            83.33%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-11

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

III.   SELLERS             Wells Fargo Bank, National Association ("Wells
       -------             Fargo")
                           ----------------------------------------------

                           The Mortgage Pool includes 54 Mortgage Loans,
                           representing 31.9% of the Initial Pool Balance, that
                           were originated by Wells Fargo.

                           Wells Fargo is a national banking association and
                           affiliate of Wells Fargo & Company that provides a
                           full range of banking services to individual,
                           agribusiness, real estate, commercial and small
                           business customers. The loans originated by Wells
                           Fargo were originated through its Capital Markets
                           Group.

                           Bear Stearns Commercial Mortgage, Inc. ("BSCMI")
                           ------------------------------------------------

                           The Mortgage Pool includes 32 Mortgage Loans,
                           representing 30.7% of the Initial Pool Balance, that
                           were originated by BSCMI and/or its affiliates.

                           BSCMI originates loans secured by retail, office,
                           industrial, multifamily, self-storage and hotel
                           properties as well as manufactured housing
                           communities located in the United States. BSCMI and
                           its affiliates originate and underwrite loans through
                           four offices located throughout the United States.
                           BSCMI loan origination and underwriting professionals
                           are all full-time BSCMI employees.

                           Morgan Stanley Mortgage Capital Inc. ("MSMC")
                           ---------------------------------------------

                           The Mortgage Pool includes 15 Mortgage Loans,
                           representing 20.4% of the Initial Pool Balance, that
                           were originated by or on behalf of MSMC or purchased
                           from a third party.

                           MSMC is an affiliate of Morgan Stanley & Co.
                           Incorporated and was formed to originate and purchase
                           mortgage loans secured by commercial and multifamily
                           real estate.

                           Principal Commercial Funding, LLC ("PCF")
                           -----------------------------------------

                           The Mortgage Pool includes 22 Mortgage Loans,
                           representing 17.0% of the Initial Pool Balance, that
                           were originated by PCF and/or its affiliates.

                           PCF is a wholly owned subsidiary of Principal Global
                           Investors, LLC, which is a wholly owned subsidiary of
                           Principal Life Insurance Company. PCF was formed as a
                           Delaware limited liability company to originate and
                           acquire loans secured by commercial and multi-family
                           real estate. Each of the PCF loans was originated and
                           underwritten by PCF and/or its affiliates.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                    T-12

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

IV.  COLLATERAL DESCRIPTION
     ----------------------

                                TEN LARGEST LOANS
                                -----------------

------ ------------------------------------- ---------------- ------ ------------ ------------- --------- --------- ------ --------
                                                                                                                           CUT-OFF
                                                                      PROPERTY      CUT-OFF      UNITS/   LOAN PER          DATE
  NO.            PROPERTY NAME                     CITY       STATE     TYPE      DATE BALANCE     SF     UNIT/SF    DSCR   LTV
------ ------------------------------------- ---------------- ------ ------------ ------------- --------- --------- ------ --------

   1.  Congress Center Office Development    Chicago           IL    Office       $95,000,000     524,730     $181  1.86x   63.5%
------ ------------------------------------- ---------------- ------ ------------ ------------- --------- --------- ------ --------
   2.  Jersey Gardens                        Elizabeth         NJ    Retail       $79,532,398   1,290,751     $127  1.87x   57.0%
------ ------------------------------------- ---------------- ------ ------------ ------------- --------- --------- ------ --------
   3.  New Dominion Technology Park          Herndon           VA    Office       $63,000,000    257,400      $245  2.15x   64.3%
------ ------------------------------------- ---------------- ------ ------------ ------------- --------- --------- ------ --------
   4.  Tropicana Retail Center               Las Vegas         NV    Retail       $36,000,000    246,465      $146  1.61x   66.7%
------ ------------------------------------- ---------------- ------ ------------ ------------- --------- --------- ------ --------
   5.  Hilton Old Town                       Alexandria        VA    Hospitality  $34,288,634        241  $142,276  2.16x   58.1%
------ ------------------------------------- ---------------- ------ ------------ ------------- --------- --------- ------ --------
   6.  The Fountains                         Plantation        FL    Retail       $32,500,000    332,827       $98  2.80x   55.1%
------ ------------------------------------- ---------------- ------ ------------ ------------- --------- --------- ------ --------
   7.  Cascades Marketplace                  Sterling          VA    Retail       $31,700,000    204,099      $155  2.01x   64.0%
------ ------------------------------------- ---------------- ------ ------------ ------------- --------- --------- ------ --------
   8.  One Exeter Plaza                      Boston            MA    Office       $30,935,485    211,587      $146  1.68x   61.0%
------ ------------------------------------- ---------------- ------ ------------ ------------- --------- --------- ------ --------
   9.  Westwood Horizons                     Los Angeles       CA    Multifamily  $30,000,000        235  $127,660  2.11x   59.6%
------ ------------------------------------- ---------------- ------ ------------ ------------- --------- --------- ------ --------
  10.  619 West 54th Street                  New York          NY    Office       $25,000,000    280,600       $89  1.83x   51.2%
------ ------------------------------------- ---------------- ------ ------------ ------------- --------- --------- ------ --------
       TOTALS/WEIGHTED AVERAGES                                                   $457,956,517                      1.98X   60.7%
------ ------------------------------------- ---------------- ------ ------------ ------------- --------- --------- ------ --------

------ ------------------------------------- --------

                                             BALLOON
  NO.            PROPERTY NAME                 LTV
------ ------------------------------------- --------

   1.  Congress Center Office Development     55.9%
------ ------------------------------------- --------
   2.  Jersey Gardens                         47.0%
------ ------------------------------------- --------
   3.  New Dominion Technology Park           64.3%
------ ------------------------------------- --------
   4.  Tropicana Retail Center                58.6%
------ ------------------------------------- --------
   5.  Hilton Old Town                        52.0%
------ ------------------------------------- --------
   6.  The Fountains                          55.1%
------ ------------------------------------- --------
   7.  Cascades Marketplace                   64.0%
------ ------------------------------------- --------
   8.  One Exeter Plaza                       51.0%
------ ------------------------------------- --------
   9.  Westwood Horizons                      59.6%
------ ------------------------------------- --------
  10.  619 West 54th Street                   44.9%
------ ------------------------------------- --------
       TOTALS/WEIGHTED AVERAGES               55.2%
------ ------------------------------------- --------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       T-13

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

                        PARI PASSU AND COMPANION LOANS
                        ------------------------------

   NO.             PROPERTY NAME              A-NOTE BALANCES          TRANSACTION                SPECIAL SERVICER
-------- ---------------------------------- ------------------ ------------------------------ -----------------------------

  1.     Congress Center Office Development    $80,000,000           BSCMSI 2004-TOP16               ARCap Servicing, Inc.*

                                               $15,000,000           BSCMSI 2004-TOP16               ARCap Servicing, Inc.*

-------- ---------------------------------- ------------------ ------------------------------ -----------------------------
  2.     Jersey Gardens                        $85,000,000               GMACC 2004-C2         Midland Loan Services, Inc.*

                                               $80,000,000           BSCMSI 2004-TOP16               ARCap Servicing, Inc.
-------- ---------------------------------- ------------------ ------------------------------ -----------------------------

   NO.             PROPERTY NAME                B-NOTE BALANCE
-------- ----------------------------------   -------------------

  1.     Congress Center Office Development   $2,500,000

-------- ----------------------------------   -------------------
  2.     Jersey Gardens                           NAP

-------- ----------------------------------   -------------------

   * Denotes lead servicer

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                    T-14

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------------------
                               NO. OF         AGGREGATE
                             MORTGAGE      CUT-OFF DATE           % OF
                                LOANS        BALANCE($)           POOL
---------------------------------------------------------------------------
1 - 1,000,000                       3         2,876,505            0.2
1,000,001 - 2,000,000              14        23,551,495            2.0
2,000,001 - 3,000,000              18        47,297,528            4.1
3,000,001 - 4,000,000              18        64,549,931            5.6
4,000,001 - 5,000,000               9        41,827,746            3.6
5,000,001 - 6,000,000              14        74,380,149            6.4
6,000,001 - 7,000,000               4        26,790,035            2.3
7,000,001 - 8,000,000               5        37,977,992            3.3
8,000,001 - 9,000,000               7        60,135,879            5.2
9,000,001 - 10,000,000              3        29,096,336            2.5
10,000,001 - 15,000,000             9       114,554,236            9.9
15,000,001 - 20,000,000             8       150,023,161           13.0
20,000,001 - 25,000,000             2        49,994,750            4.3
25,000,001 <=                       9       432,956,513           37.5
---------------------------------------------------------------------------
TOTAL:                            123     1,156,012,260          100.0
---------------------------------------------------------------------------

Min:  882,000         Max: 95,000,000      Average: 9,398,474
---------------------------------------------------------------------------

STATE
---------------------------------------------------------------------------
                               NO. OF         AGGREGATE
                            MORTGAGED      CUT-OFF DATE           % OF
                           PROPERTIES        BALANCE($)           POOL
---------------------------------------------------------------------------
Southern - California              12       121,329,414           10.5
Northern - California              18       113,142,069            9.8
Virginia                            8       146,324,875           12.7
Illinois                            8       138,659,064           12.0
New York                           13       126,000,216           10.9
New Jersey                          3       100,192,574            8.7
Nevada                              6        55,601,041            4.8
Florida                             6        43,643,037            3.8
Massachusetts                       3        37,655,214            3.3
Ohio                                4        36,165,208            3.1
North Carolina                      8        26,340,556            2.3
Other States                       44       210,958,992           18.2
---------------------------------------------------------------------------
 TOTAL:                           133     1,156,012,260          100.0
---------------------------------------------------------------------------

PROPERTY TYPE
---------------------------------------------------------------------------
                               NO. OF         AGGREGATE
                            MORTGAGED      CUT-OFF DATE           % OF
                           PROPERTIES        BALANCE($)           POOL
---------------------------------------------------------------------------
Retail                            65       $493,672,006           42.7%
Office                            20       $350,716,111           30.3%
Multifamily                       23       $132,408,752           11.5%
Hospitality                        2        $54,288,634            4.7%
Industrial                         8        $41,199,816            3.6%
Self Storage                       4        $26,663,278            2.3%
Manufactured
Housing Community                  6        $24,469,645            2.1%
Mixed Use                          3        $22,652,076            2.0%
Other - Leased Fee                 2         $9,941,943            0.9%
---------------------------------------------------------------------------
TOTAL:                           133      1,156,012,260          100.0
---------------------------------------------------------------------------

MORTGAGE RATE (%)
---------------------------------------------------------------------------
                               NO. OF         AGGREGATE
                             MORTGAGE      CUT-OFF DATE           % OF
                                LOANS        BALANCE($)           POOL
---------------------------------------------------------------------------
<= 4.500                           3          8,160,000            0.7
4.501 - 5.000                     10        203,322,468           17.6
5.001 - 5.500                     27        224,356,126           19.4
5.501 - 6.000                     54        614,284,389           53.1
6.001 - 6.500                     26         99,840,430            8.6
6.501 <=                           3          6,048,847            0.5
---------------------------------------------------------------------------
TOTAL:                           123      1,156,012,260          100.0
---------------------------------------------------------------------------
 Min: 4.111   Max: 6.800     Wtd Avg:  5.505

ORIGINAL TERM TO STATED MATURITY (MOS)
---------------------------------------------------------------------------
                               NO. OF         AGGREGATE
                             MORTGAGE      CUT-OFF DATE           % OF
                                LOANS        BALANCE($)           POOL
---------------------------------------------------------------------------
1 - 60                          10           84,556,984            7.3
61 - 120                        98        1,001,563,078           86.6
121 - 180                       12           61,418,730            5.3
181 - 240                        3            8,473,467            0.7
---------------------------------------------------------------------------
TOTAL:                         123        1,156,012,260          100.0
---------------------------------------------------------------------------
 Min: 60      Max: 240       Wtd Avg:  116
--------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
---------------------------------------------------------------------------
                               NO. OF         AGGREGATE
                             MORTGAGE      CUT-OFF DATE           % OF
                                LOANS        BALANCE($)           POOL
---------------------------------------------------------------------------
1 - 60                           10           84,556,984           7.3
61 - 120                         98        1,001,563,078          86.6
121 - 180                        12           61,418,730           5.3
181 - 240                         3            8,473,467           0.7
---------------------------------------------------------------------------
TOTAL:                          123        1,156,012,260         100.0
---------------------------------------------------------------------------
 Min: 55      Max: 239       Wtd Avg: 113
---------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)
---------------------------------------------------------------------------
                               NO. OF         AGGREGATE
                             MORTGAGE      CUT-OFF DATE           % OF
                                LOANS        BALANCE($)           POOL
---------------------------------------------------------------------------
Interest Only                    16         227,663,762           19.7
121 - 180                         7          30,423,922            2.6
181 - 240                         9          40,291,853            3.5
241 - 300                        19         134,744,657           11.7
301 - 360                        70         713,605,184           61.7
361 - 580                         2           9,282,881            0.8
---------------------------------------------------------------------------
TOTAL:                          123       1,156,012,260          100.0
---------------------------------------------------------------------------
 Non Zero Min: 156         Max: 540       Non Zero Wtd Avg: 341
---------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS)
---------------------------------------------------------------------------
                               NO. OF         AGGREGATE
                             MORTGAGE      CUT-OFF DATE           % OF
                                LOANS        BALANCE($)           POOL
---------------------------------------------------------------------------
Interest Only                   16          227,663,762           19.7
121 - 180                        7           30,423,922            2.6
181 - 240                        9           40,291,853            3.5
241 - 300                       19          134,744,657           11.7
301 - 360                       70          713,605,184           61.7
361 - 580                        2            9,282,881            0.8
---------------------------------------------------------------------------
TOTAL:                         123        1,156,012,260          100.0
---------------------------------------------------------------------------

 Non Zero Min: 154        Max: 540      Non Zero Wtd Avg: 338
---------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
---------------------------------------------------------------------------
                               NO. OF         AGGREGATE
                             MORTGAGE      CUT-OFF DATE           % OF
                                LOANS        BALANCE($)           POOL
---------------------------------------------------------------------------
<= 20.0                            3         15,843,918            1.4
20.1 - 30.0                        4         28,155,851            2.4
30.1 - 40.0                        5         29,427,945            2.5
40.1 - 50.0                       17         86,435,860            7.5
50.1 - 60.0                       27        351,065,592           30.4
60.1 - 70.0                       34        426,083,710           36.9
70.1 - 80.0                       33        218,999,384           18.9
---------------------------------------------------------------------------
TOTAL:                           123      1,156,012,260          100.0
---------------------------------------------------------------------------

 Min: 13.2    Max: 79.9   Wtd Avg: 60.0
---------------------------------------------------------------------------

 LOAN-TO-VALUE RATIO AT MATURITY (%)
---------------------------------------------------------------------------
                               NO. OF         AGGREGATE
                             MORTGAGE      CUT-OFF DATE           % OF
                                LOANS        BALANCE($)           POOL
---------------------------------------------------------------------------
 0.1 - 25.0                       15         67,112,429            5.8
 25.1 - 35.0                       7         40,077,569            3.5
 35.1 - 45.0                      19        140,771,068           12.2
 45.1 - 55.0                      34        326,143,537           28.2
 55.1 - 65.0                      37        511,042,547           44.2
 65.1 - 75.0                      11         70,865,109            6.1
---------------------------------------------------------------------------
 TOTAL:                          123      1,156,012,260          100.0
---------------------------------------------------------------------------

  Min: 0.5     Max: 71.6   Wtd Avg:   51.3
---------------------------------------------------------------------------

 DEBT SERVICE COVERAGE RATIO (X)
---------------------------------------------------------------------------
                               NO. OF         AGGREGATE
                             MORTGAGE      CUT-OFF DATE           % OF
                                LOANS        BALANCE($)           POOL
---------------------------------------------------------------------------
 <= 1.25                          3           7,434,402            0.6
 1.26 - 1.35                     13          92,538,262            8.0
 1.36 - 1.45                     14          77,317,547            6.7
 1.46 - 1.55                      9          54,856,901            4.7
 1.56 - 1.65                     14          99,413,850            8.6
 1.66 - 1.75                     17         122,994,310           10.6
 1.76 - 1.85                      7          74,096,610            6.4
 1.86 <=                         46         627,360,378           54.3
---------------------------------------------------------------------------
 TOTAL:                         123       1,156,012,260          100.0
---------------------------------------------------------------------------

 Min: 1.10    Max: 7.98     Wtd Avg:   1.98
---------------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgaged Loans secured by multiple properties. Sum of columns may not match "Total" due to rounding.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-15

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

=================================================================================================================================
Prepayment Restrictions              NOV-04           NOV-05         NOV-06           NOV-07          NOV-08           NOV-09
---------------------------------------------------------------------------------------------------------------------------------

Locked Out                            98.82%          98.81%         98.80%           76.85%          75.92%           76.89%
Greater of YM and 1.00%(2)(3)(4        1.18%           1.19%          1.20%           23.15%          24.08%           23.11%
Open                                   0.00%           0.00%          0.00%            0.00%           0.00%            0.00%
---------------------------------------------------------------------------------------------------------------------------------
TOTALS                               100.00%         100.00%        100.00%          100.00%         100.00%          100.00%
---------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $1,156.012,260  $1,144,817,211  $1,132,413,543  $1,117,002,818  $1,100,826,798  $1,005,862,784
% Initial Pool Balance               100.00%          99.03%         97.96%           96.63%          95.23%           87.01%
=================================================================================================================================

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

=================================================================================================================================
Prepayment Restrictions (cont'd)     NOV-10           NOV-11         NOV-12           NOV-13         NOV-14           NOV-15
---------------------------------------------------------------------------------------------------------------------------------

Locked Out                            76.77%          81.59%         81.14%           80.69%          92.79%           93.22%
Greater of YM and 1.00%(2)(3)(4)      23.23%          18.41%         18.45%           19.31%           7.21%            6.78%
Open                                   0.00%           0.00%          0.41%            0.00%           0.00%            0.00%
---------------------------------------------------------------------------------------------------------------------------------
TOTALS                               100.00%         100.00%        100.00%          100.00%         100.00%          100.00%
---------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding           $989,075.456    $877,463,864 $859,365,527      $803,934,815    $43,153,713      $39,630,368
% Initial Pool Balance                85.56%          75.90%         74.34%           69.54%           3.73%            3.43%
=================================================================================================================================

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

=================================================================
Prepayment Restrictions (cont'd)      NOV-16          NOV-17
-----------------------------------------------------------------

Locked Out                            93.78%          93.82%
Greater of YM and 1.00%(2)(3)(4)       6.22%           6.18%
Open                                   0.00%           0.00%
-----------------------------------------------------------------
TOTALS                               100.00%         100.00%
-----------------------------------------------------------------
Pool Balance Outstanding            $35,909,675     $28,390,399
% Initial Pool Balance                 3.11%           2.46%
=================================================================

Notes:
(1) The analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.
(2) See Appendix II for a description of the Yield Maintenance.
(3) DEF/YM1 loans have been modeled as Yield Maintenance.
(4) One Yield Maintenance loan has been represented as the greater of YM and
    1.00%

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-16

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
            MORTGAGE LOAN NO. 1 - CONGRESS CENTER OFFICE DEVELOPMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):          $95,000,000

CUT-OFF DATE BALANCE:         $95,000,000

SHADOW RATING (S&P/FITCH):    NAP

FIRST PAYMENT DATE:           November 1, 2004

INTEREST RATE:                5.635%

AMORTIZATION:                 Interest only through October 1, 2006. Principal
                              and interest payments of $547,473.53 beginning
                              November 1, 2006 through maturity.

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                October 1, 2014

EXPECTED MATURITY BALANCE:    $83,642,958

SPONSOR(S):                   G REIT, Inc.; T REIT, Inc.; NNN 2002 Value Fund,
                              LLC; Triple Net Properties, LLC

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout until the earlier of November 1, 2008 or 2
                              years after the REMIC "start-up" date with U.S.
                              Treasury defeasance permitted thereafter.
                              Prepayable without penalty from and after August
                              1, 2014.

LOAN PER SF(1):               $181.05

UP-FRONT RESERVES:            RE Tax:              $1,895,344

                              Insurance:           $85,474

ONGOING RESERVES(2):          RE Tax:              $214,936/month

                              Insurance:           $9,497/month

                              TI/LC:               Springing

LOCKBOX:                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

PROPERTY SUB-TYPE:            Urban

LOCATION:                     Chicago, IL

YEAR BUILT/RENOVATED:         2000 - 2001 / NAP

OCCUPANCY(3):                 90.1%

SQUARE FOOTAGE:               524,730

THE COLLATERAL:               16-story class A office building

OWNERSHIP INTEREST:           Fee

MAJOR TENANTS                   % NRSF      RENT PSF       LEASE EXPIRATION
-------------                   ------      --------       ----------------
North American                   19.2%       $22.50            2/28/2012
Company For Life and
Health Insurance

Akzo Nobel Inc.                  17.2%       $21.50            12/31/2013

U.S. Government (Secret          14.5%       $42.18            4/25/2012
Service)

PROPERTY MANAGEMENT:          Triple Net Properties Realty, Inc.

U/W NET OP. INCOME:           $10,770,831

U/W NET CASH FLOW:            $10,109,671

APPRAISED VALUE:              $149,600,000

CUT-OFF DATE LTV(1):          63.5%

MATURITY DATE LTV(1):         55.9%

DSCR(1):                      1.86x
--------------------------------------------------------------------------------

(1)  The subject $95,000,000 loan represents a 100% pari passu interest in the
     $95,000,000 senior portion of a $97,500,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $95,000,000 senior financing.

(2)  Beginning January 1, 2009 the Borrower is required to escrow monthly
     $290,945 for Tenant Improvements and Leasing Commissions through and including December 1, 2011. If, however, GE Reinsurance exercises its lease termination right on or before January 1, 2008, Lender will collect and hold in reserve GE's termination penalty of $3,800,000 and Borrower will begin escrows early in the amount of $225,000 monthly for 12 months starting January 1, 2007. On January 1, 2008, Lender will reduce the monthly escrow amount to $83,350 per month continuing through and including
     December 1, 2011. This escrow will total $10,500,800, and would replace the escrow described above. In addition, if any leases terminated prior to their expiration dates, the Borrower shall remit any termination payments directly to the Lender as additional TI/LC escrows.

(3)  Occupancy is based on the rent roll dated August 31, 2004.

(4)  The DSCR after the interest only period is 1.54x.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-17

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

CONGRESS CENTER OFFICE DEVELOPMENT LOAN

     THE LOAN. The largest loan (the "Congress Center Office Development Loan"), as evidenced by two pari passu Secured Promissory Notes (the "Congress Center
Office Development Notes"), is secured by one Mortgage and Security Agreement
(the "Congress Center Office Development Mortgage") encumbering a 524,730 square foot NRA, 16-story class A office building located in Chicago, Illinois. The
Congress Center Office Development Loan was originated September 3, 2004, by or on behalf of Principal Commercial Funding, LLC, a Delaware limited liability company ("PCF").

     THE BORROWER. The borrowers, each a Delaware limited liability company and tenants in common, each qualified to do business in the State of Illinois
(collectively, as identified below, the "Congress Center Office Development
Borrowers") and each a special purpose entity with an independent director, are a total of 18 tenants in common. The top two tenants in common from a percentage ownership are as follows:

   NNN Congress Center, LLC (28.879%), Members include T REIT, L.P., NNN 2002
   Value Fund, LLC and other investors; and GREIT-Congress Center, LLC
   (30.000%), G REIT, L.P. is the sole member.

     THE PROPERTY. The Congress Center Office Development Property located in
525 West Van Buren, Chicago, Illinois, was originally constructed from
2000-2001. The Congress Center Office Development property consists of a
16-story precast metal and glass building. The total gross area of the building is 566,228 square feet. Parking is provided for 40 automobiles.

     --------------------------------------------------------------------------------------------------------------
                                              LEASE ROLLOVER SCHEDULE
                                                                                   % OF TOTAL
                         # OF      AVERAGE BASE     % OF TOTAL    CUMULATIVE       BASE RENTAL    CUMULATIVE % OF
                        LEASES     RENT PER SF     SQUARE FEET      % OF SF         REVENUES        TOTAL RENTAL
         YEAR           ROLLING      ROLLING         ROLLING        ROLLING          ROLLING      REVENUES ROLLING
     --------------------------------------------------------------------------------------------------------------

        Vacant            --           --              10%            10%              --               --
     --------------------------------------------------------------------------------------------------------------
         2004             --           --              --             10%              --               --
     --------------------------------------------------------------------------------------------------------------
         2005             --           --              --             10%              --               --
     --------------------------------------------------------------------------------------------------------------
         2006             --           --              --             10%              --               --
     --------------------------------------------------------------------------------------------------------------
         2007             --           --              --             10%              --               --
     --------------------------------------------------------------------------------------------------------------
         2008             --           --              --             10%              --               --
     --------------------------------------------------------------------------------------------------------------
         2009             --           --              --             10%              --               --
     --------------------------------------------------------------------------------------------------------------
         2010             --           --              --             10%              --               --
     --------------------------------------------------------------------------------------------------------------
         2011              1         $23.10             9%            19%              9%                9%
     --------------------------------------------------------------------------------------------------------------
         2012              3         $28.45            46%            66%             55%               64%
     --------------------------------------------------------------------------------------------------------------
         2013              4         $26.35            27%            93%             30%               94%
     --------------------------------------------------------------------------------------------------------------
     2014 & Beyond         3         $21.21             7%           100%              6%              100%
     --------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Congress Center Office Development Property is
managed by Triple Net Properties Realty, Inc., a California corporation having its principal place of business at 1551 N. Tustin Avenue, Suite 200, Santa Ana,
California 92705.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. A third note, which is not in the trust, held by another lender, in the amount of $2,500,000.00 is also secured by the Congress Center Office Development Property ("Congress Center
Office Development Note B"). The Congress Center Office Development Borrowers
may request an additional advance from the holder of the Congress Center Office
Development Note B. If an additional advance as allowed in the Congress Center
Office Development Loan Agreement is not approved by the holder of Congress
Office Development Note B, the Congress Center Office Development Borrowers are
allowed to obtain mezzanine financing from another lender provided that the conditions of the Congress Center Office Development Loan Agreement are complied with, including that any mezzanine intercreditor agreement be acceptable to the
Rating Agencies. Rating Agency confirmation may be required by the holder of the
Congress Center Office Development Note B if required by the Rating Agencies and such mezzanine financing must be closed and fully funded on or before January 1,
2007.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). As stated above, the
Congress Center Office Development Borrowers may request an additional advance from the holder of the Congress Center Office Development Note B. The Congress
Center Office Development Borrowers may request an additional advance on or before October 1, 2006 in an amount not to exceed the lesser of (a)
$7,500,000.00; (b) an amount such that the resulting loan to value ratio will be less than or equal to 75%; or (c) an amount such that the resulting projected debt service coverage ratio for the 12 month period commencing on November 1,
2006, as determined by the holder of

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-18

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

the Congress Center Office Development Note B, will not be less that 1.25:1.0.
The holder of the Congress Center Office Development Note B is under no obligation to make such advance and it is at the Congress Center Office
Development Note B holder's sole and absolute discretion, including obtaining
Rating Agency confirmation if required by the Rating Agencies.

     RELEASE OF PARCELS.    Not allowed.

     Certain additional information regarding the Congress Center Office
Development Loan and the Congress Center Office Development Property is set
forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-19

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
            MORTGAGE LOAN NO. 1 - CONGRESS CENTER OFFICE DEVELOPMENT
--------------------------------------------------------------------------------

           [FIVE PHOTOS OF CONGRESS CENTER OFFICE DEVELOPMENT OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-20

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
            MORTGAGE LOAN NO. 1 - CONGRESS CENTER OFFICE DEVELOPMENT
--------------------------------------------------------------------------------

                        [MAP OF DOWNTOWN CHICAGO OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-21

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - JERSEY GARDENS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):          $80,000,000

CUT-OFF DATE BALANCE(1):      $79,532,398

SHADOW RATING (S&P/FITCH):    BBB- / A

FIRST PAYMENT DATE:           July 8, 2004

INTEREST RATE:                4.830%

AMORTIZATION:                 360 months

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                June 8, 2014

EXPECTED MATURITY BALANCE:    $65,548,789

SPONSOR:                      Glimcher Realty Trust

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Locked out through the earlier of June 9, 2007 or
                              2 years after the REMIC "start-up" date with U.S.
                              Treasury defeasance thereafter. Prepayable without
                              penalty from and after March 6, 2014.

LOAN PER SF(1):               $127.09

UP-FRONT RESERVES:            None

ONGOING RESERVES(2):          Ground Rent/PILOT      Springing
                              Payments:

                              RE Tax:                Springing

                              Insurance:             Springing

                              TI/LC:                 Springing

                              Lease Termination:     Springing

LOCKBOX:                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Retail

PROPERTY SUB-TYPE:            Anchored

LOCATION:                     Elizabeth, NJ

YEAR BUILT/RENOVATED:         1999 / NAP

OCCUPANCY(3):                 91.8%

SQUARE FOOTAGE:               1,290,751

THE COLLATERAL:               1,290,751 NRSF super regional retail mall

OWNERSHIP INTEREST(4):        Fee / Leasehold

MAJOR TENANTS                   % NRSF      RENT PSF       LEASE EXPIRATION
-------------                   ------      --------       ----------------
Loews Theaters (20               8.5%        $10.08            12/31/2020
Screens)

Burlington Coat                  6.2%        $10.50            01/31/2010
Factory

Filene's Basement/DSW            4.6%        $12.00            10/31/2011

PROPERTY MANAGEMENT:          Glimcher Properties Limited Partnership

U/W NET OP. INCOME:           $20,410,896

U/W NET CASH FLOW:            $19,487,705

APPRAISED VALUE:              $287,600,000

CUT-OFF DATE LTV(1):          57.0%

MATURITY DATE LTV(1):         47.0%

DSCR(1):                      1.87x
--------------------------------------------------------------------------------

(1)  The subject $80,000,000 loan represents a 48.48% pari passu interest in a
     $165,000,000 first mortgage whole loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $165,000,000 mortgage.

(2)  Upon the occurrence of a Trigger Event and continuance of a Trigger Period, the Borrower is required to deposit (i) monthly into a reserve account 1/12 of the total estimated annual ground rent and PILOT payments, real estate taxes and insurance premiums and (ii) $107,562.58 monthly into a tenant improvement and leasing commission reserve. A Trigger Event is defined as
     (a) the occurrence and continuance of a loan default; or (b) a Debt Service
     Coverage Ratio Event. Debt Service Coverage Ratio Event shall mean, as of the end of each calendar quarter, if the Debt Service Coverage Ratio shall be less than 1.20:1. Trigger Period is defined as a period commencing on the first Business Day after a Trigger Event has occurred through the first
     Business Day after the related event of default no longer exists or the related Debt Service Coverage Ratio Event has not existed for a period of two consecutive calendar quarters. All funds deposited on account of the
     Trigger Period will be released to the Borrower at that time.

     In the event that the Borrower receives a fee, payment or other compensation from any tenant under a Major Lease (any lease covering more than 30,000 square feet at the property) relating to or in exchange for the termination of such lease, Borrower is required to deposit such fee into a lease termination rollover fund, to be utilized for tenant improvements and leasing.

(3)  Occupancy is based on the rent roll dated March 25, 2004.

(4)  Jersey Gardens is subject to a ground lease; please see PILOT Arrangement;
     Ground Lease Structure below.

THE JERSEY GARDENS LOAN

     THE LOAN. The second largest loan (the "Jersey Gardens Loan") as evidenced by the Promissory Note (the "Jersey Gardens Note") is secured by a first priority fee and leasehold Mortgage, Assignment of Leases and Rents, Security
Agreement and Fixture Filing

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-22

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

(the "Jersey Gardens Mortgage") encumbering the 1,290,715 square foot super regional retail mall known as the Jersey Gardens Mall, located in Elizabeth, New
Jersey (the "Jersey Gardens Property"). The Jersey Gardens Loan was originated on June 9, 2004 by Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrowers under the Jersey Gardens Loan are (a) N.J.
Metromall Urban Renewal, Inc., a New Jersey corporation (the "Fee Borrower"), and (b) JG Elizabeth, LLC, a Delaware limited partnership and (the "Leasehold
Borrower"), each of which is a special purpose, bankruptcy remote entity. The
Jersey Gardens Borrower is an indirect subsidiary of Glimcher Realty Trust, the sponsor of the Jersey Gardens Loan. Glimcher Realty Trust (NYSE: GRT) is a
publicly traded REIT based in Columbus, OH that was formed in 1994 to continue and expand the business and operations of The Glimcher Company, founded in 1959.
As of September 2004, Glimcher owns a total of 42 properties in 19 states aggregating approximately 24.5 million square feet. Of the 43 properties, 25 are enclosed regional or super-regional malls, totaling 21.8 million square feet.

     THE PROPERTY. The Jersey Gardens Property is located at the Jersey Gardens
Center in Elizabeth, New Jersey. The Jersey Gardens Property was constructed in
1999 and consists of a 1,290,751 square foot, two-level super regional mall, anchored by 14 stores (of greater than 20,000 square feet), which combined comprise 41.8% of the total center square footage, and a 20-screen Loews
Theater.

------------------------------------------------------------------------------------------------------------------------------
                                             COLLATERAL LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL                     % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET     CUMULATIVE %    RENTAL REVENUES   TOTAL BASE RENTAL
          YEAR              ROLLING        ROLLING          ROLLING       OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant               --              --               8%              8%               --                  --
------------------------------------------------------------------------------------------------------------------------------
          MTM                  7            $29.92             1%              9%               2%                  2%
------------------------------------------------------------------------------------------------------------------------------
          2004                16            $16.55             5%             14%               5%                  6%
------------------------------------------------------------------------------------------------------------------------------
          2005                31            $14.75            19%             33%              16%                 22%
------------------------------------------------------------------------------------------------------------------------------
          2006                14            $25.98             4%             37%               6%                 28%
------------------------------------------------------------------------------------------------------------------------------
          2007                 8            $28.38             2%             39%               3%                 31%
------------------------------------------------------------------------------------------------------------------------------
          2008                 6            $17.51             3%             41%               3%                 34%
------------------------------------------------------------------------------------------------------------------------------
          2009                43            $23.80            13%             54%              17%                 51%
------------------------------------------------------------------------------------------------------------------------------
          2010                24            $21.09            23%             77%              28%                 79%
------------------------------------------------------------------------------------------------------------------------------
          2011                 4            $15.38             6%             83%               5%                 84%
------------------------------------------------------------------------------------------------------------------------------
          2012                 5            $27.15             1%             84%               2%                 86%
------------------------------------------------------------------------------------------------------------------------------
          2013                 1            $62.50             0%             84%               0%                 86%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond            21            $15.03            16%            100%              14%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Jersey Gardens Property is managed by Glimcher
Properties Limited Partnership, an affiliate of Glimcher Realty Trust. The management agreement is subject and subordinate to the Jersey Gardens Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS.  Not allowed.

     PILOT ARRANGEMENT; GROUND LEASE STRUCTURE. The Jersey Gardens Property
currently has the benefit of a PILOT arrangement pursuant to a financial agreement with the City of Elizabeth whereby the Jersey Gardens Borrower has agreed to make certain payments to appropriate taxing authorities in lieu of real estate tax payments. As permitted under the financial agreement, the PILOT payment stream has been directed to LaSalle Bank National Association ("PILOT
Lender") as trustee for bondholders, and the PILOT Lender has a statutory lien on the Jersey Gardens Property equivalent to that of the taxing authority (the
"PILOT Lien"). In order to facilitate the PILOT arrangements and to satisfy eligibility requirements restricting a PILOT applicant's income from its owned assets to an amount equal to required PILOT payments, the Jersey Gardens
Property was ground leased by the Fee Borrower to the Leasehold Borrower. Rent payments under the ground lease equal the required payments to the bondholders
(which equal the required PILOT payments). The term of the ground lease expires on the earlier of (i) repayment of the bonds in their entirety and (ii) June 4,
2048, provided that such term may be extended if a mortgage encumbering either
Fee Borrower's or Leasehold Borrower's interest in the ground lease is outstanding on such expiration date.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-23

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

     In connection with the PILOT arrangements, the City of Elizabeth also entered into, among others, the following documents: (i) a special assessment agreement pursuant to which the Borrower is obligated to make special assessment payments to the City of Elizabeth (which amounts are in lieu of the PILOT payments payable under the financial agreement in the event such PILOT payments are not made) and (ii) a redevelopment agreement pursuant to which the Borrower agreed to undertake and perform certain redevelopment projects at the Mortgaged
Property. Borrower has completed its obligations under the redevelopment agreement.

     PILOT ALLOCATION AGREEMENTS. The PILOT Lien affects, in addition to the
Jersey Gardens Property, a parcel of property adjacent to the Jersey Gardens
Property known as the power center site, which site is owned by an affiliate of
Borrower and is being redeveloped as a mixed-use project. The power center site is not part of the Jersey Gardens Property. Third party tenants at the power center site are required to pay portions of the PILOT payments allocable to the power center site pursuant to allocation agreements that have been collaterally assigned by the Jersey Gardens Borrower and the owner of the power center site to the Lender as additional security for the Jersey Gardens Loan.

     Certain additional information regarding the Jersey Gardens Loan and the
Jersey Gardens Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-24

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - JERSEY GARDENS
--------------------------------------------------------------------------------

                     [TWO PHOTOS OF JERSEY GARDENS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-25

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - JERSEY GARDENS
--------------------------------------------------------------------------------

                      [MAP OF NORTHERN NEW JERSEY OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-26

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 3 - NEW DOMINION TECHNOLOGY PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:             $63,000,000

CUT-OFF DATE BALANCE:         $63,000,000

SHADOW RATING (S&P/FITCH):    BBB- / BBB-

FIRST PAYMENT DATE:           November 1, 2004

INTEREST RATE:                5.550%

AMORTIZATION:                 Interest Only

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                October 1, 2014

EXPECTED MATURITY BALANCE:    $63,000,000

SPONSORS:                     Boston Properties

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout until the earlier of September 16, 2007 or
                              2 years after Partnership the REMIC "start-up"
                              date, with U.S. Treasury defeasance thereafter.
                              Prepayable without penalty from and after July 1,
                              2014.

LOAN PER SF:                  $244.76

UP-FRONT RESERVES:            None

ONGOING RESERVES(1):          Cap Ex:   Springing

                              TI/LC:    Springing

LOCKBOX(2):                   Soft springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

PROPERTY SUB-TYPE:            Suburban

LOCATION:                     Herndon, Virginia

YEAR BUILT/RENOVATED:         2003 - 2004 / NAP

OCCUPANCY(3):                 100.0%

SQUARE FOOTAGE:               257,400

THE COLLATERAL:               Newly constructed 4-story suburban office building

OWNERSHIP INTEREST:           Fee

MAJOR TENANTS                   % NRSF    RENT PSF   LEASE EXPIRATION
-------------                   ------    --------   ----------------
General Services                100%       $37.00        7/14/2019
Administration

PROPERTY MANAGEMENT:          Boston Properties Limited

U/W NET OP. INCOME:           $7,651,667

U/W NET CASH FLOW:            $7,613,057

APPRAISED VALUE:              $98,000,000

CUT-OFF DATE LTV:             64.3%

MATURITY DATE LTV:            64.3%

DSCR:                         2.15x
--------------------------------------------------------------------------------

(1)  Real estate tax, insurance premiums, CapEx and TI/LC impounds shall be funded upon the occurrence of the following ("Trigger Event"): An event of default. The required monthly impound for taxes will be 1/12 of annual real estate taxes and for insurance the monthly impound will be 1/12 of annual insurance premiums. The capital expenditure escrow will equal $.20/sf per year funded monthly. The Borrower must deposit monthly the amount of operating expenses as set forth in the budget for the calendar month following the deposit. The TI/LC impound amount will equal $29,901.30 per month ($1.40/sf per year). Notwithstanding the foregoing, at the New
     Dominion Technology Park Borrower's option, the New Dominion Technology
     Park Borrower may deliver in the aggregate amount an unconditional, irrevocable fully assignable standby letter of credit in lieu of required cash impounds.

(2)  A soft lockbox is in effect. All rental income shall be directed to be deposited directly in a Lender controlled Cash Management Account. After a event of default, the lender shall have the exclusive right to direct the disposition of all funds. Monthly principal, interest, reserve and escrow payments will be funded in the order of priority set forth in the Cash
     Management Agreement; all remaining funds in the Cash Management Account after such disbursements shall be distributed to Borrower on each payment date, unless an event of default exists.

(3)  Occupancy is based on the verification letter dated September 16, 2004.

THE NEW DOMINION TECHNOLOGY PARK LOAN

     THE LOAN. The New Dominion Technology Park Loan, evidenced by the
Promissory Note (the "New Dominion Technology Park Note") is secured by a first priority Mortgage, Assignment of Leases and Rents, Security Agreement and
Fixture Filing (the "New Dominion Technology Park Mortgage") encumbering 257,400 square feet of Class A office space known as New Dominion Technology Park, located in Herndon, Fairfax County, Virginia (the "New Dominion Technology Park
Property"). The New Dominion Technology Park Loan was originated on September
16, 2004 by or on behalf of Wells Fargo Bank, National Association.

     THE BORROWER. The borrower is BP New Dominion Technology Park II, LLC, a
Delaware limited liability company (the "New Dominion Technology Park Borrower")
that owns no material asset other than the New Dominion Technology Park Property and related interests. The New Dominion Technology Park Borrower is a single purpose entity whose managing member has an independent

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-27

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

director. A non-consolidation opinion regarding the New Dominion Technology Park
Borrower was delivered at closing. The New Dominion Technology Park Borrower is
100% owned by New Dominion Technology Park, LLC, a subsidiary of Boston
Properties Limited Partnership (BP). Boston Properties Limited Partnership is
owned by Boston Properties, Inc. Boston Properties, Inc. (NYSE:

BXP) is a self-administered and self-managed real estate investment trust (REIT)
that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. BXP is one of the largest owners, acquirers and developers of Class-A office properties in the
U.S., having concentrations in four core markets - Boston, Washington, DC,
Midtown Manhattan and San Francisco. BXP was founded in 1970, and became a public company in June 1997. As of June 30, 2004, the company's portfolio consisted of 126 properties comprising more than 43.6 million square feet, including 3 properties under construction totaling 2.0 million square feet.

     THE PROPERTY. The New Dominion Technology Park Property is located on Grove
Street in Herndon, Fairfax County, Virginia, and was originally constructed in
2003 - 2004. The New Dominion Technology Park Property consists of one 4-story office tower, totaling 257,400 square feet of Class A office space. The building features government-specific structural and security requirements with a brick accent facade that is consistent in appearances to other Class A buildings in the Reston/Herndon market. The New Dominion Technology Park Property is situated on an approximately 13.5 acre parcel and contains approximately 959 surface parking spaces.

     PROPERTY MANAGEMENT. The New Dominion Technology Park Property is managed by Boston Properties ("BP"), which is affiliated with the New Dominion
Technology Park Borrower. BP owns and manages approximately 129 office, industrial and hotel properties aggregating 45.6 million square feet. The management agreement is subordinate to the New Dominion Technology Park Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Future mezzanine financing is permitted, in the event of a transfer of the property, for financing backed solely by the pledge of limited partnership/non-managing member interests
("Permitted Mezzanine Financing"). Such Permitted Mezzanine Financing when combined with the loan balance of the first mortgage shall not exceed 65% loan to value ratio and the debt service coverage ratio of the combined loans shall not be less then the ratio at Loan closing. Permitted Mezzanine Financing shall be from a source acceptable to lender and shall be subject to the terms of an intercreditor agreement acceptable to Lender and applicable rating agency consent.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS.  Not allowed.

     Certain additional information regarding the New Dominion Technology Park
Loan and the New Dominion Technology Park Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-28

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 3 - NEW DOMINION TECHNOLOGY PARK
--------------------------------------------------------------------------------

                 [PHOTO OF NEW DOMINION TECHNOLOGY PARK OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-29

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 3 - NEW DOMINION TECHNOLOGY PARK
--------------------------------------------------------------------------------

                       [MAP OF NORTHERN VIRGINIA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-30

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 4 - TROPICANA RETAIL CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:             $36,000,000

CUT-OFF DATE BALANCE:         $36,000,000

SHADOW RATING (S&P/FITCH):    NAP

FIRST PAYMENT DATE:           November 1, 2004

INTEREST RATE:                5.550%

AMORTIZATION:                 Interest only through October 1, 2006. Principal
                              and interest payments of $205,534.80 beginning
                              November 1, 2006 through maturity.

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                October 1, 2014

EXPECTED MATURITY BALANCE:    $31,633,191

SPONSOR(S):                   Weingarten MAYA Tropicana II, LLC

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout until the later of October 1, 2007 or 2
                              years after the REMIC "start-up" day, with U.S.
                              Treasury defeasance permitted thereafter.
                              Prepayable without penalty from and after July 1,
                              2014.

LOAN PER UNIT:                $146.07

UP-FRONT RESERVES:            None

ONGOING RESERVES (1):         RE Tax:             Springing

                              Insurance:          Springing

                              CapEx:              Springing

                              TI/LC:              Springing

                              Lease Rollover:     $9,500 / month

LOCKBOX:                      None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                        Single

ASSET/PORTFOLIO:              Asset

PROPERTY TYPE:                Retail

PROPERTY SUB-TYPE:            Anchored

LOCATION:                     Las Vegas, Nevada

YEAR BUILT/RENOVATED:         2004 / NAP

OCCUPANCY(2):                 97.2%

NET RENTABLE AREA:            246,465

THE COLLATERAL:               Newly constructed anchored retail center

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Weingarten Realty Investors

                                                           LEASE
MAJOR TENANTS                    % NRSF     RENT PSF     EXPIRATION
-------------                    ------     --------     ----------
Sports Authority                  15.0%      $14.00       3/31/2014

Ross Dress for Less               12.2%      $12.00       1/31/2014

99 Cents Store                     9.5%      $11.00       7/31/2014

U/W NET OP. INCOME:           $3,467,711

U/W NET CASH FLOW:            $3,254,362

APPRAISED VALUE:              $54,000,000

CUT-OFF DATE LTV:             66.7%

MATURITY DATE LTV:            58.6%

DSCR(3):                      1.61x
--------------------------------------------------------------------------------

(1)  Commencing on the earlier to occur of the following: an event of default under the loan documents, or if the Tropicana Retail Center Borrower elects to sell, exchange or transfer the property, the Tropicana Retail Center
     Borrower shall make monthly deposits into the following ongoing reserve accounts: General Tenant Improvements, Deferred Maintenance, Real Estate
     Tax, Insurance and Capital Expenditures.

(2)  Occupancy is based on the rent roll dated September 13, 2004.

(3)  The DSCR after the interest only period is 1.32x.

THE TROPICANA RETAIL CENTER LOAN

     THE LOAN. The Tropicana Retail Center Loan, evidenced by the Promissory
Note (the "Tropicana Retail Center Note"), is secured by a first priority fee
Mortgage and Absolute Assignment of Rents and Leases and Security Agreement (the
"Tropicana Retail Center Mortgage") encumbering the newly constructed anchored retail center known as Tropicana Retail Center, located in Las Vegas, Nevada
(the "Tropicana Retail Center Property"). The Tropicana Retail Center Loan was
originated on September 28, 2004 by Wells Fargo Bank, NA.

     THE BORROWER. The subject borrower is Weingarten Maya Tropicana, LLC
("Weingarten Maya"), a Delaware limited liability company. Weingarten Maya is
100% owned by Weingarten Maya Tropicana II, LLC (Weingarten Maya II") also a
Delaware limited liability company. Weingarten Maya Tropicana II is owned by a joint venture known as Weingarten Maya Tropicana Venture, which is 50% owned by
Weingarten NOSTAT, Inc. who serves as Joint Venture Manager and MAYA I-215, LLC, a Nevada Limited Liability Company.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-31

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

Weingarten NOSTAT, Inc. is a wholly owned subsidiary of Weingarten Realty
Investors ("WRI"). WRI is a real estate investment trust organized under the
Texas Real Estate Investment Trust Act and began the ownership and development of shopping centers and other

commercial real estate in 1948. WRI is self-advised and self managed. Weingarten
Realty Investors currently has an S&P credit rating of A with a Stable outlook.
As of FYE 12/31/2003 WRI reported Total Shareholder's Equity of $821.5 million on Total Assets of $2,923.8 million. Total revenues increased by $56.1 million or 15.4% in 2003 ($419.2 million in 2003 versus $363.1 million in 2002). This increase resulted primarily from the increase in rental revenues of $53.6 million and other income of $2.0 million. Property acquisitions and new development activity contributed $45.7 million of the rental income increase with the remainder of $7.9 million due to the improved leasing activity at other existing properties.

     THE PROPERTY. The Tropicana Retail Center Property is a newly constructed,
246,465 square foot, multi-tenant anchored retail center located in Las Vegas,
Nevada. The collateral for the mortgage consists of the land and improvements on
33.9 acres containing 1,759 surface parking spaces. The subject is anchored by
Ross Dress for Less, The Sports Authority, PetsMart, Office Depot, Pier One, and
99 Cents Only Store. All 6 anchor tenants are under recently signed long-term leases ranging from 10-15 years. The property is located in the southwest portion of the Las Vegas valley in an unincorporated area known as Spring
Valley, which is approximately 10 miles southwest of the Las Vegas Strip. The
2004 estimated demographics show average household incomes of $62,507 and
$58,134 and a population of 97,195 and 213,392 in the respective three- and five-mile radii.

------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------

                             # OF        AVERAGE BASE      % OF TOTAL                     % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %     RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING        ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant               --              --               3%              3%                --                  --
------------------------------------------------------------------------------------------------------------------------------
          2004                --              --               --              3%                --                  --
------------------------------------------------------------------------------------------------------------------------------
          2005                --              --               --              3%                --                  --
------------------------------------------------------------------------------------------------------------------------------
          2006                 2            $31.17             2%              4%                3%                  3%
------------------------------------------------------------------------------------------------------------------------------
          2007                 2            $26.28             2%              6%                3%                  6%
------------------------------------------------------------------------------------------------------------------------------
          2008                11            $22.88             9%             16%               12%                 18%
------------------------------------------------------------------------------------------------------------------------------
          2009                13            $26.12            12%             28%               18%                 36%
------------------------------------------------------------------------------------------------------------------------------
          2010                --              --               --             28%               --                  36%
------------------------------------------------------------------------------------------------------------------------------
          2011                --              --               --             28%               --                  36%
------------------------------------------------------------------------------------------------------------------------------
          2012                --              --               --             28%               --                  36%
------------------------------------------------------------------------------------------------------------------------------
          2013                 4            $27.90             5%             33%                8%                 44%
------------------------------------------------------------------------------------------------------------------------------
     2014 & beyond            12            $14.61            67%            100%               56%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Tropicana Retail Center Property is managed by
Weingarten Realty Investors. As of December 31, 2003, WRI owned or operated under leases, either directly or through its interest in joint ventures or partnerships, interests in 327 developed income-producing real estate projects.
WRI owns 266 shopping centers and 61 industrial projects located in the Houston metropolitan area, Texas and throughout the rest of the United States.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS.  Not allowed.

     Certain additional information regarding the Tropicana Retail Center Loan and the Tropicana Retail Center Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-32

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 4 - TROPICANA RETAIL CENTER
--------------------------------------------------------------------------------

                 [TWO PHOTOS OF TROPICANA RETAIL CENTER OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-33

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 4 - TROPICANA RETAIL CENTER
--------------------------------------------------------------------------------

                           [MAP OF LAS VEGAS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-34

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 5 - HILTON OLD TOWN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:             $34,400,000

CUT-OFF DATE BALANCE:         $34,288,634

SHADOW RATING (S&P/FITCH):    BBB- / BBB-

FIRST PAYMENT DATE:           October 1, 2004

INTEREST RATE:                4.980%

AMORTIZATION:                 300 months

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                September 1, 2009

EXPECTED MATURITY BALANCE:    $30,662,998

SPONSOR(S):                   LaSalle Hotel
                              Properties

INTEREST CALCULATION:         Actual / 360

CALL PROTECTION:              Lockout until the earlier of August
                              26, 2007 or 2 years after the REMIC "start-up"
                              day, with U.S. Treasury defeasance thereafter.
                              Prepayable without penalty from and after June 1,
                              2009.

LOAN PER ROOM:                $142,276.49

UP-FRONT RESERVES:            None

ONGOING RESERVES (1):         RE Tax:     Springing

                              Insurance:  Springing

                              FF&E:       Springing

LOCKBOX (2):                  Springing, Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                        Single

ASSET/PORTFOLIO:              Asset

PROPERTY TYPE:                Hospitality

PROPERTY SUB-TYPE:            Full Service

LOCATION:                     Alexandria, VA

YEAR BUILT/RENOVATED:         2000 / NAP

OCCUPANCY (3):                79.0%

ROOMS:                        241

THE COLLATERAL:               A 241 room Full Service
                              Hotel

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Sandcastle Resort and Hotels, Inc.

U/W NET OP. INCOME:           $5,781,925

U/W NET CASH FLOW:            $5,213,827

APPRAISED VALUE:              $59,000,000

CUT-OFF DATE LTV:             58.1%

MATURITY DATE LTV:            52.0%

DSCR:                         2.16x
--------------------------------------------------------------------------------

(1)  Commencing on the earlier to occur of the following: an event of default under the loan documents, the Debt Service Coverage Ratio is less than 1.40 to 1.00, or if the Hilton Old Town Grantor exercises the one-time right to transfer, the Hilton Old Town Borrower shall make the following monthly deposits into the ongoing reserve accounts: (i) RE Taxes $28,215; (ii)
     Insurance $15,670; and (iii) an FF&E impound in an amount equal to 4% of total revenue of the prior calendar month.

(2)  Upon the occurrence of an event of default, the operating lessee will be instructed to deposit all rental payments into an account maintained at and controlled by the Lender (the "Holding Account"). Lender shall retain any excess cash in the Holding Account as additional collateral for the Loan.
     Ongoing deposits of rental payments shall not be required, and any excess cash on deposit in the Holding Account shall be returned to Borrower when the event of default has been cured.

(3)  Occupancy is based on operating statements dated July 31, 2004.

THE HILTON OLD TOWN LOAN

     THE LOAN. The fifth largest loan (the "Hilton Old Town Loan"), evidenced by the Promissory Note (the "Hilton Old Town Note") is secured by a first priority fee Mortgage and Absolute Assignment of Rents and Leases and Security Agreement
(the "Hilton Old Town Mortgage") encumbering the full service hotel known as
Hilton Old Town, located in Alexandria, Virginia (the "Hilton Old Town
Property"). The Hilton Old Town Loan was originated on August 26, 2004 by Wells
Fargo Bank, NA.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-35

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

     THE BORROWER. The borrower is LHO Alexandria One, L.L.C., a Delaware limited liability company (the "Hilton Old Town Borrower") that owns no material asset other than the Hilton Old Town Property and related interests. The Hilton
Old Town Borrower is 100% owned by LaSalle Hotel Operating Partnership, LP, which is 98.3% owned LaSalle Hotel Properties as the sole general partner of the operating partnership and is also the sponsor of the Hilton Old Town Loan. The
Hilton Old Town is operated under the terms a lease from LHO Alexandria One, LLC as Landlord and LHO Alexandria One Leasee, LLC as Tenant. LHO Alexandria One
Leasee, LLC is 100% owned, indirectly via a qualified REIT subsidiary, by
LaSalle Hotel Operating Partnership, LP. The lease is fully subordinate in all respects to the Hilton Old Town Loan.

     THE PROPERTY. The Hilton Old Town Property is located in a section of
Alexandria commonly known as Old Town, at 1767 King Street, Alexandria,
Virginia. The Hilton Old Town Property is sited on the main street of historic
Old Town and is bordered by Arlington County to the north and the Potomac River to the east, and is located within 8 miles south of Washington D.C. Businesses, lobbyists, professional and membership associations are located here, as well as numerous federal government agencies and departments. The Hilton Old Town
Property was originally constructed in 2000 and consists of a 7-story, 241-room full service hotel building located on 1.06 acres. The Hilton Old Town Property includes a third-party operated restaurant and lounge, having seating capacity of 102 persons, and approximately 7,667 square feet of flexible meeting space.
Other amenities include a business center, concierge desk, fitness center, indoor pool and a gift shop.

     PROPERTY MANAGEMENT. The Hilton Old Town Property is managed by Sandcastle
Resort and Hotels, Inc. Sandcastle Resorts and Hotels manage their own properties and provide management services to other hotel owners. Sandcastle
Resorts and Hotels, based in Destin, Florida, manages six hotels and resorts totaling approximately 1,700 guest rooms throughout the southeast United States.
The company operates hotels under the brands of Hilton, Marriott, Holiday Inn
Express, and Hawthorn Suites.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Hilton Old Town Loan and the
Hilton Old Town Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-36

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 5 - HILTON OLD TOWN
--------------------------------------------------------------------------------

                   [TWO PHOTOS OF THE HILTON OLD TOWN OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-37

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 5 - HILTON OLD TOWN
--------------------------------------------------------------------------------

                  [MAP OF GREATER WASHINGTON D.C. AREA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-38

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 6 - THE FOUNTAINS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:             $32,500,000

CUT-OFF DATE BALANCE:         $32,500,000

SHADOW RATING (S&P/FITCH):    A- / BBB

FIRST PAYMENT DATE:           August 1, 2004

INTEREST RATE:                4.655%

AMORTIZATION:                 Interest Only

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                July 1, 2011

EXPECTED MATURITY BALANCE:    $32,500,000

SPONSOR:                      Inland Retail Real Estate LP

INTEREST CALCULATION:         30/360

CALL PROTECTION:              Lockout until June 30, 2007. In connection with
                              any voluntary prepayment, the borrower must pay a
                              premium equal to the greater of a yield
                              maintenance premium and 1% of the principal
                              balance if prepayment occurs prior to June 1,
                              2011.

LOAN PER SF:                  $97.65

UP-FRONT RESERVES:            None

ONGOING RESERVES(1):          RE Tax:              Springing

                              Insurance:           Springing

                              Cap Ex:              Springing

LOCKBOX(2):                   Springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Retail

PROPERTY SUB-TYPE:            Anchored

LOCATION:                     Plantation, FL

YEAR BUILT/RENOVATED:         1988 / 2003-2004

OCCUPANCY(3):                 93.9%

SQUARE FOOTAGE:               332,827

THE COLLATERAL:               Multi-tenant, anchored retail center

OWNERSHIP INTEREST:           Fee

MAJOR TENANTS                   % NRSF      RENT PSF       LEASE EXPIRATION
-------------                   ------      --------       ----------------
Marshalls                        15.8%       $7.75            1/31/2009

David Stern Law                  10.8%       $10.86           9/1/2007

Sunrise Cinemas                  9.8%        $11.29           6/1/2010

PROPERTY MANAGEMENT:          Inland Southeast Property Management Corp.

U/W NET OP. INCOME:           $4,437,012

U/W NET CASH FLOW:            $4,231,842

APPRAISED VALUE:              $59,000,000

CUT-OFF DATE LTV:             55.1%

MATURITY DATE LTV:            55.1%

DSCR:                         2.80x
--------------------------------------------------------------------------------

(1)  Tax and insurance reserves spring if the borrower fails to provide evidence of payment. Cap Ex reserve springs if any required repairs are not completed within six months of closing , if the borrower fails to provide evidence of property maintenance or an event of default occurs.

(2)  Hard Lockbox is triggered upon the DSCR falling below 1.75x. A Cash
     Management Event is triggered if (1) the DSCR falls below 1.25x, (2) there is an event of default, or (3) the bankruptcy of the borrower or the property manager occurs. In such case money will be swept daily to a cash management account controlled by the lender. Such cash sweep may be terminated (not more than twice during the term of the loan) if the DSCR for the preceding six month period is greater than or equal to 1.35x for two complete, consecutive calendar quarters.

(3)  Occupancy is based on the rent roll dated September 24, 2004.

THE FOUNTAINS LOAN

     THE LOAN. The sixth largest loan (the"Fountains Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the Fountains retail property located in Plantation, Florida (the "Fountains Property"). The
Fountains Loan was originated on June 10, 2004 by Bear Stearns Commercial
Mortgage, Inc.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-39

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

     THE BORROWER. The borrower is Inland Southeast Fountains, L.L.C., a
Delaware limited liability company (the "Fountains Borrower") that owns no material assets other than the Fountains Property. The Fountains Borrower is a single purpose entity with one independent director. A non-consolidation opinion as to the Fountains Borrower was delivered at closing. The beneficial interest of the Fountains Borrower is wholly owned by Inland Retail Real Estate Trust,
Inc. (IRRETI). As of June 30, 2004, IRRETI owned in excess of 33 million square feet of real estate in 271 properties nationwide.

As of the same date, IRRETI's reported assets totaled over $4 billion and had a reported net worth of nearly $1.9 billion. The principals of the Inland Group,
Inc. formed Inland Retail Real Estate Trust, Inc. as well as many of the affiliated and advisory groups involved in Inland's various real estate activities. The Inland Group, Inc. together with its subsidiaries and affiliates is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction finance and other related services.

     THE PROPERTY. The Fountains Property is a 332,827 square foot, 68 tenant, grocery anchored shopping center located in Plantation, Broward County, Florida, approximately 10 miles west of the Ft. Lauderdale CBD. The property is located on South University Drive, a well trafficked primary retail corridor, and is a few blocks west of multiple office complexes including the U.S. corporate headquarters of DHL Holdings. Major tenants at the Fountains Property consist of
Marshalls, an eight screen movie theater and the Village Marketplace grocer. In addition to these tenants, a number of nationally-recognized retailers are represented at smaller spaces. These tenants include Omaha Steaks, Cingular
Wireless, Jenny Craig, Coldwell Banker, H&R Block, and Progressive Insurance.
The Fountains property is located less than 1/4 mile from the Broward Mall, a
1,000,000 square foot super regional mall anchored by Burdines, Sears, JC
Penny's, and Mervyn's. The Fountains Property is currently approximately 94%
leased.

------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL                      % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %      RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING         ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant               --              --               6%              6%              --                  --
------------------------------------------------------------------------------------------------------------------------------
          MTM                  1              --               0%              6%              --                  --
------------------------------------------------------------------------------------------------------------------------------
          2004                 1            $22.81             --              7%              --                  --
------------------------------------------------------------------------------------------------------------------------------
          2005                 2            $16.66             4%             11%               5%                  5%
------------------------------------------------------------------------------------------------------------------------------
          2006                 7            $19.91             7%             18%               9%                 14%
------------------------------------------------------------------------------------------------------------------------------
          2007                 7            $13.86            14%             32%              13%                 27%
------------------------------------------------------------------------------------------------------------------------------
          2008                 9            $20.33             6%             38%               8%                 35%
------------------------------------------------------------------------------------------------------------------------------
          2009                26            $15.17            32%             70%              32%                 67%
------------------------------------------------------------------------------------------------------------------------------
          2010                 3            $14.38            22%             92%              21%                 88%
------------------------------------------------------------------------------------------------------------------------------
          2011                --              --               --             92%              --                  88%
------------------------------------------------------------------------------------------------------------------------------
          2012                 1            $17.65             1%             93%               2%                 90%
------------------------------------------------------------------------------------------------------------------------------
          2013                 1            $27.00             2%             95%               3%                 93%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond             3            $22.19             5%            100%               7%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Fountains Property is managed by the Inland
Southeast Property Management Corp., which is affiliated with the Fountains
Borrower. Inland Southeast Property Management Corporation has offices in
Orlando, Sarasota and the Ft. Lauderdale area and currently manages 42 properties, consisting of nearly 700 retail tenants, with approximately
4,600,000 square feet in Florida.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Upon compliance with certain conditions in the loan documents, the Fountains Borrower has the right to obtain a release of the lien of the mortgage with respect to a certain portion of the property (as specified in the loan documents) for a fee of $1,000 in addition to the Lender's costs and expenses incurred in connection with the release. BSCMI did not underwrite any income from this parcel or assign any value to it.

     Certain additional information regarding the Fountains Loan and the
Fountains Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-40

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 6 - THE FOUNTAINS
--------------------------------------------------------------------------------

                     [THREE PHOTOS OF THE FOUNTAINS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-41

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 6 - THE FOUNTAINS
--------------------------------------------------------------------------------

                [MAP OF FORT LAUDERDALE/BOCA RATON AREA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-42

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 7 - CASCADES MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:             $31,700,000

CUT-OFF DATE BALANCE:         $31,700,000

SHADOW RATING (S&P/FITCH):    NAP

FIRST PAYMENT DATE:           October 1, 2004

INTEREST RATE:                5.5835%

AMORTIZATION:                 Interest Only

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                September 1, 2014

EXPECTED MATURITY BALANCE:    $31,700,000

SPONSORS:                     JP Morgan Investment Management and Edens and
                              Avant

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout through the earlier of October 1, 2007 or
                              2 years after the REMIC "start-up" date with U.S.
                              Treasury defeasance or the payment of the greater
                              of a yield maintenance premium and 1% of the
                              principal balance thereafter. Prepayable without
                              penalty from and after June 1, 2014.

LOAN PER SF:                  $155.32

UP-FRONT RESERVES:            Deferred Maintenance: $42,750

ONGOING RESERVES(1):          RE Tax:              Springing

                              Insurance:           Springing

                              Cap Ex:              Springing

LOCKBOX(2):                   Soft springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Retail

PROPERTY SUB-TYPE:            Anchored

LOCATION:                     Sterling, VA

YEAR BUILT/RENOVATED:         1994 & 1996 / NAP

OCCUPANCY(3):                 100.0%

SQUARE FOOTAGE:               204,099

THE COLLATERAL:               Multi-tenant, grocery-anchored retail center

OWNERSHIP INTEREST:           Fee

MAJOR TENANTS                   % NRSF      RENT PSF       LEASE EXPIRATION
-------------                   ------      --------       ----------------
Giant Foods                      29.8%       $18.00            9/30/2022

Linens 'N Things                 14.7%       $12.50            1/31/2010

Marshalls                        14.7%       $11.50            1/31/2010

PROPERTY MANAGEMENT:          Edens and Avant Realty, Inc.

U/W NET OP. INCOME:           $3,699,900

U/W NET CASH FLOW:            $3,608,075

APPRAISED VALUE:              $49,500,000

CUT-OFF DATE LTV:             64.0%

MATURITY DATE LTV:            64.0%

DSCR:                         2.01x
--------------------------------------------------------------------------------

(1)  Tax and insurance reserves spring if the borrower fails to provide evidence of payment. Cap Ex reserve springs if the DSCR for the preceding 6 months is less than 1.15x.

(2)  A Hard Lockbox trigger event is defined as (a) an event of default, (b)
     Giant Foods vacates its space, (c) bankruptcy of the borrower, Giant Foods, or the property manager, or (d) the lender's determination that the debt service coverage ratio is less than 1.05x based on the preceding 6 months
     NOI annualized.

(3)  Occupancy is based on the rent roll dated September 14, 2004.

THE CASCADES MARKETPLACE LOAN

     THE LOAN. The seventh largest loan (the "Cascades Marketplace Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the Cascades Marketplace retail property located in Sterling, Virginia (the
"Cascades Marketplace Property"). The Cascades Marketplace Loan was originated on August 12, 2004 by Bear Stearns Commercial Mortgage, Inc.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-43

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

     THE BORROWER. The borrower is E&A/I&G Cascades Limited Partnership, a
Delaware limited partnership (the "Cascades Marketplace Borrower") that owns no material assets other than the Cascades Marketplace Property. The sponsors are comprised of Edens and Avant (20%) and JP Morgan Investment Management (80%).
The Edens and Avant company was founded in 1967 and focuses primarily on grocery anchored retail centers. The company currently has 280 retail centers in 20 states and more than 300 employees. At the end of 2003, the Edens and Avant real estate portfolio was reportedly valued at $1.7 billion The JP Morgan Investment
Management portfolio owns its interest in the Cascades Marketplace Borrower through the JP Morgan Real Estate Growth and Income Fund. The JP Morgan Real
Estate Growth and Income Fund began its real estate investing activities in
February 2002 and currently has investments in direct property, mezzanine debt, and CMBS. As of the March 2004, The JP Morgan Real Estate Growth and Income Fund
had $154.2 million in capital and a reported net asset value of $182.8 million.
Total assets for that period totaled $213.1 million, with $181.6 million of investments in direct real estate properties.

     THE PROPERTY. The Cascades Marketplace Property is a 204,099 square foot,
34 tenant, anchored shopping center located in Sterling, Loudon County,
Virginia, approximately 25 miles outside of Washington, DC. The Property is situated at the intersection of Route 7 and the Cascades Parkway, west of
Interstate 495. Anchor tenants at the property consist of a 60,811 square foot
Giant Foods grocer (Koninklije Ahold N.V parent) a 30,000 square foot Linens 'N
Things and a 30,000 square foot Marshalls store. Additionally, the property is adjacent to a Home Depot, The Sports Authority, Pier 1 Imports, and a Staples
store. Current overall occupancy of the Cascades Marketplace Property is approximately 100%.

------------------------------------------------------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant               --              --               --             --               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2004                 6            $34.05             7%              7%              12%                 12%
------------------------------------------------------------------------------------------------------------------------------
          2005                 4            $21.38             5%             11%               5%                 17%
------------------------------------------------------------------------------------------------------------------------------
          2006                 2            $18.46             2%             14%               2%                 19%
------------------------------------------------------------------------------------------------------------------------------
          2007                 7            $20.63            12%             26%              13%                 32%
------------------------------------------------------------------------------------------------------------------------------
          2008                 4            $20.02            10%             36%              10%                 42%
------------------------------------------------------------------------------------------------------------------------------
          2009                 6            $46.34             4%             39%               9%                 50%
------------------------------------------------------------------------------------------------------------------------------
          2010                 2            $12.00            29%             69%              18%                 68%
------------------------------------------------------------------------------------------------------------------------------
          2011                 1            $25.00             1%             70%               2%                 70%
------------------------------------------------------------------------------------------------------------------------------
          2012                --              --               --             70%              --                  70%
------------------------------------------------------------------------------------------------------------------------------
          2013                --              --               --             70%              --                  70%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond             2            $19.53            30%            100%              30%                 100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Cascades Marketplace Property is managed by an
Edens and Avant affiliate.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Additional subordinate unsecured debt is permitted subject to certain conditions, including a maximum overall loan to value ratio of less than 75% and a debt service coverage ratio greater than 1.75x.

     RELEASE OF PARCELS. Release of a portion of the collateral is permitted provided that, among other conditions, the borrower defeases or prepays with the applicable yield maintenance premium, either 110% or 115% of the allocated loan amount, as applicable, a minimum DSCR of 1.75x and a loan to value that is the lesser of (i) the LTV as of the closing date and (ii) the LTV immediately prior to release as reasonably determined by Lender are maintained.

     Certain additional information regarding the Cascades Marketplace Loan and the Cascades Marketplace Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-44

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 7 - CASCADES MARKETPLACE
--------------------------------------------------------------------------------

                 [THREE PHOTOS OF CASCADES MARKETPLACE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-45

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 7 - CASCADES MARKETPLACE
--------------------------------------------------------------------------------

                  [MAP OF GREATER WASHINGTON D.C. AREA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-46

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 8 - ONE EXETER PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:             $31,000,000

CUT-OFF DATE BALANCE:         $30,935,485

SHADOW RATING (S&P/FITCH):    NAP

FIRST PAYMENT DATE:           October 1, 2004

INTEREST RATE:                5.4105%

AMORTIZATION:                 360 months

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                September 1, 2014

EXPECTED MATURITY BALANCE:    $25,872,487

SPONSOR:                      Tower Exeter LP (Lawrence Ruben)

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout through the earlier of October 1, 2007 or
                              2 years after the REMIC "start-up" date with U.S.
                              Treasury defeasance thereafter. At the Borrower's
                              option, the loan may be prepaid from April 1, 2014
                              to July 31, 2014 upon payment of a yield
                              maintenance premium, and from and after August 1,
                              2014, without penalty.

LOAN PER SF:                  $146.21

UP-FRONT RESERVES:            RE Tax:          $210,970

                              Cap Ex:          $3,526

                              TI/LC:            $1,000,000

ONGOING RESERVES(1):          RE Tax:           $105,485/month

                              Insurance:        Springing

                              Cap Ex:          $3,526/month

LOCKBOX(2):                   Soft springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

PROPERTY SUB-TYPE:            Urban

LOCATION:                     Boston, MA

YEAR BUILT/RENOVATED:         1984 / NAP

OCCUPANCY(3):                 83.5%

SQUARE FOOTAGE:               211,587

THE COLLATERAL:               15 story class A office building

OWNERSHIP INTEREST:           Fee

MAJOR TENANTS                   % NRSF      RENT PSF       LEASE EXPIRATION
-------------                   ------      --------       ----------------
New England Life                 9.2%        $29.67           7/31/2010

International Data Group         7.6%        $38.93           6/30/2010

Investors Bank                   7.0%        $50.61           9/30/2007

PROPERTY MANAGEMENT:          Tower Exeter Corp.

U/W NET OP. INCOME:           $3,691,128

U/W NET CASH FLOW:            $3,519,303

APPRAISED VALUE:              $50,700,000

CUT-OFF DATE LTV:             61.0%

MATURITY DATE LTV:            51.0%

DSCR:                         1.68x
--------------------------------------------------------------------------------

(1)  Cap Ex reserves subject to a maximum cap of $175,000. Insurance reserve springs if the borrower fails to provide evidence of payment.

(2)  A Hard Lockbox trigger event is defined as (a) an event of default, (b)
     within 120 days of bankruptcy action of manager replacement manager has not assumed operation, or (c) the lender's determination that the debt service coverage ratio is less than 1.10x based on the preceding 6 months.

(3)  Occupancy is based on the rent roll dated July 1, 2004.

THE ONE EXETER PLAZA LOAN

     THE LOAN. The eighth largest loan (the "One Exeter Plaza Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the One Exeter Plaza office property located in Boston, Massachusetts (the "One
Exeter Plaza Property"). The One Exeter Plaza Loan was originated on August 26,
2004 by Bear Stearns Commercial Mortgage, Inc.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-47

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

     THE BORROWER. The borrower is Onexeter, LLC, a Delaware limited liability company (the "One Exeter Plaza Borrower") that owns no material assets other than the One Exeter Plaza Property. The One Exeter Plaza Borrower is a single purpose entity with one independent director. The One Exeter Plaza Property was developed by the sponsor, Lawrence Ruben Company, Inc. Lawrence Ruben Company,
Inc. is an experienced sponsor with a portfolio of over seven million square feet of office space and 1,000 luxury residential apartments. Its total portfolio has a reported estimated value greater than $1 billion, with a reported estimated $250 million in equity.

     THE PROPERTY. The One Exeter Plaza Property is a 211,587 square foot, 15 story class 'A' multi-tenant office building located at 699 Boylston Street in the Back Bay submarket of central Boston, Massachusetts. The property is situated at the corner of Exeter Street, one block southwest of the Public
Gardens and two blocks west of Copley Place. The building was developed by the current sponsor in 1984, and includes approximately 18,550 square feet of street-level retail that consists of Morton's Steakhouse, Fleet Bank, and
Lenscrafters. There are approximately 32 office tenants. Additionally, the uppermost 7 floors of the One Exeter Plaza building feature unobstructed views of the Charles River and Downtown Boston. Approximately 34% of total gross potential rent comes from investment grade rated tenants including New England
Life (MetLife), Fleet/Bank of America, ADP, Disney/ABC, Investor's Bank, and
MassMutual. Current overall occupancy of the Property is approximately 83.5%.

------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant               --              --              16%             16%              --                  --
------------------------------------------------------------------------------------------------------------------------------
          MTM                 --              --               --             16%              --                  --
------------------------------------------------------------------------------------------------------------------------------
          2004                --              --               --             16%              --                  --
------------------------------------------------------------------------------------------------------------------------------
          2005                 8            $33.36            14%             30%              15%                 15%
------------------------------------------------------------------------------------------------------------------------------
          2006                 3            $63.66             5%             36%              11%                 26%
------------------------------------------------------------------------------------------------------------------------------
          2007                12            $39.33            26%             61%              33%                 59%
------------------------------------------------------------------------------------------------------------------------------
          2008                 5            $30.79             8%             69%               8%                 67%
------------------------------------------------------------------------------------------------------------------------------
          2009                 2            $29.00             3%             72%               3%                 70%
------------------------------------------------------------------------------------------------------------------------------
          2010                 6            $34.02            21%             93%              23%                 93%
------------------------------------------------------------------------------------------------------------------------------
          2011                --              --               --             93%              --                  93%
------------------------------------------------------------------------------------------------------------------------------
          2012                --              --               --             93%              --                  93%
------------------------------------------------------------------------------------------------------------------------------
          2013                 1            $30.75             7%            100%               7%                100%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond            --              --               --            100%              --                 100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The One Exeter Plaza Property is managed by Tower
Exeter Corp., which is affiliated with the One Exeter Plaza Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Additional subordinate unsecured debt from affiliates is permitted to a maximum amount of $3,000,000 and is subject to certain conditions as set forth in the mortgage loan documents.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the One Exeter Plaza Loan and the
One Exeter Plaza Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-48

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 8 - ONE EXETER PLAZA
--------------------------------------------------------------------------------

                   [FOUR PHOTOS OF ONE EXETER PLAZA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-49

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 8 - ONE EXETER PLAZA
--------------------------------------------------------------------------------

                      [MAP OF BOSTON/BACK BAY AREA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-50

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 9 - WESTWOOD HORIZONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:             $30,000,000

CUT-OFF DATE BALANCE:         $30,000,000

SHADOW RATING (S&P/FITCH):    NAP

FIRST PAYMENT DATE:           August 1, 2004

INTEREST RATE:                5.6510%

AMORTIZATION:                 Interest Only

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                July 1, 2014

EXPECTED MATURITY BALANCE:    $30,000,000

SPONSOR:                      David Roberts

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout through the earlier of June 30, 2007 or 2
                              years after the REMIC "start-up" date with U.S.
                              Treasury defeasance thereafter. Prepayable without
                              penalty from and after July 1, 2014.

LOAN PER UNIT:                $127,659.57

UP-FRONT RESERVES:            RE Tax:          $12,042

                              Insurance:       $150,993

                              Cap Ex:          $4,938

ONGOING RESERVES:             RE Tax:          $12,042/month

                              Insurance:       $25,166/month

                              Cap Ex:          $4,938/month

LOCKBOX(1):                   Soft springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Multifamily

PROPERTY SUB-TYPE:            Retirement Community

LOCATION:                     Los Angeles, CA

YEAR BUILT/RENOVATED:         1966 / 1998-2002

OCCUPANCY(2):                 92.8%

UNITS:                        235

THE COLLATERAL:               14-story, senior independent living multifamily
                              building

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Westwood Horizons Corporation

U/W NET OP. INCOME:           $3,681,445

U/W NET CASH FLOW:            $3,622,695

APPRAISED VALUE:              $50,300,000

CUT-OFF DATE LTV:             59.6%

MATURITY DATE LTV:            59.6%

DSCR:                         2.11x
--------------------------------------------------------------------------------

(1)  A Hard Lockbox trigger event is defined as (a) an event of default, (b)
     bankruptcy of the borrower or property manager, or (c) the lender's determination that the debt service coverage ratio is less than 1.25x based on the preceding 6 months NOI annualized.

(2)  Occupancy is based on the rent roll dated May 1, 2004.

THE WESTWOOD HORIZONS LOAN

     THE LOAN. The ninth largest loan (the "Westwood Horizons Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the Westwood Horizons multifamily complex located in Los Angeles, California
(the "Westwood Horizons Property"). The Westwood Horizons Loan was originated on
June 21, 2004 by Bear Stearns Commercial Mortgage, Inc.

     THE BORROWER. The borrower is Senior Services, Ltd., a California limited partnership, and Westwood Horizons Corporation, a California corporation (the
"Westwood Horizons Borrower") that owns no material assets other than the
Westwood Horizons Property. The Westwood Horizons Borrower is a single purpose entity with one independent director. The sponsor, David Roberts, has over 40

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-51

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

years of experience in the fields of real estate development, acquisition and management. Mr. Roberts started his career as a 50% owner of the Pritiken
Longevity Center in Santa Monica, and transitioned into the development of a variety of properties, including hotels,

health spas, retirement centers, residential, office and retail centers. He remains actively involved in the day to day operations of his portfolio. Mr.
Roberts purchased, renovated, and repositioned the Westwood Horizons Property over 30 years ago.

     THE PROPERTY. The Westwood Horizons Property is a 235 unit, 14 story, senior independent living, multifamily building located in the Westwood Village section of Los Angeles, in close proximity to UCLA and the UCLA Medical Center.
The property is situated at the intersection of Weyburn and Tiverton Avenues and is bordered by the neighborhoods of Beverly Hills to the east, Bel Air to the north, and Santa Monica and Brentwood to the west. Amenities at the Westwood
Horizons Property include 24-hour security and staffing, an emergency call system, full optional food service three times a day, weekly housekeeping services including linens, van transportation, planned and coordinated activities and social services. Common areas include a dining room, large outdoor patio area with gazebo, beauty salon, recreation room, library and sitting area. Units range in size from 265 square feet for a studio to 902 square feet for a premium suite. Occupancy of the Westwood Horizons Property has been between approximately 92% and 96% over the past 6 years. Current overall occupancy of the Property is approximately 93%.

     PROPERTY MANAGEMENT. The Westwood Horizons Property is managed by Westwood
Horizons Corporation, which is affiliated with the Westwood Horizons Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS.  Not allowed.

     Certain additional information regarding the Westwood Horizons Loan and the
Westwood Horizons Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-52

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 9 - WESTWOOD HORIZONS
--------------------------------------------------------------------------------

                   [THREE PHOTOS OF WESTWOOD HORIZONS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-53

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 9 - WESTWOOD HORIZONS
--------------------------------------------------------------------------------

                          [MAP OF LOS ANGELES OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-54

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 10 - 619 WEST 54TH STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:             $25,000,000

CUT-OFF DATE BALANCE:         $25,000,000

SHADOW RATING (S&P/FITCH):    NAP

FIRST PAYMENT DATE:           November 1, 2004

INTEREST RATE:                5.400%

AMORTIZATION:                 Interest only through October 1, 2006. Principal
                              and interest payments of $140,382.70 beginning
                              November 1, 2006 through maturity.

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                October 1, 2014

EXPECTED MATURITY BALANCE:    $21,889,360

SPONSOR:                      619 Owners Corp.

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Locked out until the earlier of September 23, 2008
                              or 2 years after the REMIC "start-up" day, with
                              U.S. Treasury defeasance thereafter. Prepayable
                              without penalty from and after July 1, 2014.

LOAN PER SF:                  $89.09

UP-FRONT RESERVES:            RE Tax:                $534,560

                              Insurance:             $22,398

                              Repairs:               $18,750

ONGOING RESERVES(1):          RE Tax:                $66,820/month

                              Insurance:             $6,992/month

                              Cap Ex:                $3,508/month

                              Wachtell Reserve:      Springing

LOCKBOX(2):                   Soft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                        Single

ASSET/PORTFOLIO:              Asset

PROPERTY TYPE:                Office

PROPERTY SUB-TYPE:            Urban

LOCATION:                     New York, NY

YEAR BUILT/RENOVATED:         1930 / 1988

OCCUPANCY(3):                 94.1%

SQUARE FOOTAGE:               280,600

THE COLLATERAL:               10-story office building

OWNERSHIP INTEREST:           Fee

MAJOR TENANTS                   % NRSF      RENT PSF       LEASE EXPIRATION
-------------                   ------      --------       ----------------
Wachtell, Lipton,                20.7%       $12.29            2/28/2008
Rosen & Katz

CSC                              15.5%       $12.39            5/31/2007

Universal Music                  10.3%       $24.00            6/30/2010
Group, Inc.(subleased to
Coastal Group)

PROPERTY MANAGEMENT:          Newmark & Company Real Estate, Inc.

U/W NET OP. INCOME:           $2,941,068

U/W NET CASH FLOW:            $2,500,526

APPRAISED VALUE:              $48,800,000

CUT-OFF DATE LTV:             51.2%

MATURITY DATE LTV:            44.9%

DSCR(4):                      1.83x
--------------------------------------------------------------------------------

(1)  The Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The amounts shown are the current monthly collections. The Borrower will be required to deposit all excess cash flow into a reserve account in the event of the failure of Wachtell, Lipton,
     Rosen & Katz to exercise its lease extension option (a "Wachtell Trigger
     Event") on or before February 28, 2007. The Wachtell reserve will be in place for twelve months, or until the Wachtell space has been released, the
     DSCR is greater than or equal to the DSCR immediately prior to the expiration of the Wachtell lease, or at least 90% of the gross leaseable area of the Property has been leased and is in physical occupancy.

(2)  The soft lockbox will spring to a hard lockbox if either of the following trigger conditions occurs: (a) the occurrence and continuance of a loan default that can be cured by the payment of money only; or (b) a Wachtell
     Trigger Event. In the event of default, the lockbox will be in place until the default has been cured; in the event of Wachtell Trigger Event, the lockbox will be in place until twelve months after such an occurrence.

(3)  Occupancy is based on the rent roll dated September 21, 2004.

(4)  The DSCR after the interest only period is 1.48x.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-55

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

THE 619 WEST 54TH STREET LOAN

     THE LOAN. The tenth largest loan (the "619 West 54th Street Loan") as evidenced by the Promissory Note (the "619 West 54th Street Note") is secured by a first priority Mortgage and Security Agreement (the "619 West 54th Street
Mortgage") encumbering the 280,600 square foot office building known as 619 West
54th Street, located in New York, New York (the "619 West 54th Street
Property"). The 619 West 54th Street Loan was originated on September 23, 2004 by Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower and sponsor is 619 Owners Corp., a New York corporation (the "619 West 54th Street Borrower") that owns no material asset other than the 619 West 54th Street Property and related interests. The 619 West
54th Street Borrower is 100% owned by a German general partnership, Stahl
Vermoegens-GbR, which is owned by three German citizens: Carolin Walischewski,
Christoph Stahl and Florian Stahl.

     THE PROPERTY. The 619 West 54th Street Property is located in New York, New
York, at 619 West 54th Street. The 619 West 54th Street Property is located in the Clinton area of Manhattan, a mixed use area that combines residential, commercial and some industrial uses. The 619 West 54th Street Property was originally constructed in 1930 and renovated in 1988. It consists of a 280,600 square foot, 10 story office building. The 619 West 54th Street Property is situated on approximately 0.7 acres and includes 20 parking spaces. The property's second largest tenant, CSC (Cameral Services Center), is a borrower-related entity.

------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL                     % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %     RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING        ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant               --              --                6%             6%                --                 --
------------------------------------------------------------------------------------------------------------------------------
          2004                --              --               --              6%                --                 --
------------------------------------------------------------------------------------------------------------------------------
          2005                --              --               --              6%                --                 --
------------------------------------------------------------------------------------------------------------------------------
          2006                 1            $24.00             10%            16%               15%                15%
------------------------------------------------------------------------------------------------------------------------------
          2007                 1            $12.39             15%            32%               12%                27%
------------------------------------------------------------------------------------------------------------------------------
          2008                 3            $16.37             31%            63%               31%                58%
------------------------------------------------------------------------------------------------------------------------------
          2009                --              --               --             63%                --                58%
------------------------------------------------------------------------------------------------------------------------------
          2010                 1            $24.00             10%            73%               15%                73%
------------------------------------------------------------------------------------------------------------------------------
          2011                 1            $9.50              10%            83%                6%                79%
------------------------------------------------------------------------------------------------------------------------------
          2012                 1            $26.52              2%            85%                3%                82%
------------------------------------------------------------------------------------------------------------------------------
          2013                --              --               --             85%                --                82%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond             2            $19.37             15%           100%               18%               100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The 619 West 54th Street Property is managed by
Newmark & Company Real Estate, Inc.. The management agreement is subordinate to the 619 West 54th Street Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed, except for permitted equipment leases.

     RELEASE OF PARCELS.  Not allowed.

     Certain additional information regarding the 619 West 54th Street Loan and the 619 West 54th Street Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-56

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 10 - 619 WEST 54TH STREET
--------------------------------------------------------------------------------

                  [TWO PHOTOS OF 619 WEST 54TH STREET OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      T-57

                          $1,098,211,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP16

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 10 - 619 WEST 54TH STREET
--------------------------------------------------------------------------------

                           [MAP OF MANHATTAN OMITTED]

                                      T-58

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear, Stearns & Co. Inc., Morgan Stanley & Co.
Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the
"Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness.
Should you receive Information that refers to the "Statement Regarding
Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the
Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current.
Contact your registered representative for the Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The
Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.